                                    Exhibit  10.4
                                             ----



BUILDING                 :     BRENTWOOD OFFICE CENTRE

LANDLORD                 :     RIOCAN HOLDINGS INC.

TENANT                   :     INFOWAVE WIRELESS MESSAGING INC.

TENANT'S ADDRESS         :     #188, 4664 Lougheed Highway
                               Burnaby, B.C.
                               V5C 6B7

INDEMNIFIER              :     n/a

SUITE NO.                :     101

AREA                     :     14,281 square feet

TERM OF LEASE            :     5 years

FROM                     :     April 1, 1998

TO                       :     March 31, 2003

RENTAL/SQ.FT.RATE        :     $9.00

OPTION                   :     1x54 R.T.B.A. (SEE RIDER #1)

ALLOWANCE                :     $8.00 payable to Tenant towards leasehold
                               improvements (SEE RIDER #1)

                                     INDEX
                                  OFFICE LEASE

                               TABLE OF CONTENTS


                                   ARTICLE 1
                               SPECIAL PROVISIONS


                                   ARTICLE 2
                      LEASED PREMISES, TERM AND ACCEPTANCE
                             OF THE LEASED PREMISES


Section 2.1    Leased Premises.................................................
Section 2.2    Use of Additional Areas.........................................
Section 2.3    Grant and Term..................................................
Section 2.4    Construction of Leased Premises.................................


                                   ARTICLE 3
                                      RENT

Section 3.1    Covenant to Pay.................................................
Section 3.2    Basic Rent......................................................
Section 3.3    Pre-Authorized Payments/Postdated Cheques.......................
Section 3.4    Advance Rent....................................................
Section 3.5    Rent Past Due...................................................


                                   ARTICLE 4
                           TAXES AND OPERATING COSTS

Section 4.1    Taxes Payable by Landlord.......................................
Section 4.2    Taxes Payable by Tenant.........................................
Section 4.3    Business Taxes and Other Taxes of the Tenant....................
Section 4.4    Tenant's Proportionate Share of Operating Costs.................
Section 4.5    Payment of Taxes and Operating Costs............................


                                   ARTICLE 5
                        BUILDING -- CONTROL AND SERVICES

Section 5.1    Control of the Building.........................................
Section 5.2    Landlord's Services.............................................
Section 5.3    Tenant's Responsibilities.......................................
Section 5.4    Relocation of the Leased Premises...............................
Section 5.5    Additional Services.............................................


                                   ARTICLE 6
                                   UTILITIES

Section 6.1    Charges for Utilities...........................................


                                   ARTICLE 7
                           USE OF THE LEASED PREMISES

Section 7.1    Use of the Leased Premises......................................
Section 7.2    Conduct of Business.............................................
Section 7.3    Observance of Law...............................................
Section 7.4    Hazardous Substances............................................


                                   ARTICLE 8
                            INSURANCE AND INDEMNITY

Section 8.1    Tenant's Insurance..............................................
Section 8.2    Increase in Insurance Premiums..................................
Section 8.3    Cancellation of Insurance.......................................
Section 8.4    Loss or Damage..................................................
Section 8.5    Landlord's Insurance............................................
Section 8.6    Indemnification.................................................


                                   ARTICLE 9
                      MAINTENANCE, REPAIRS AND ALTERATIONS

Section 9.1    Maintenance and Repairs by the Landlord.........................
Section 9.2    Maintenance and Repairs by the Tenant...........................


Section 9.3    Landlord's Approval of the Tenant's Repairs.....................
Section 9.4    Removal and Restoration by the Tenant...........................
Section 9.5    Tenant to Discharge all Liens...................................
Section 9.6    Signs and Advertising...........................................
Section 9.7    Tenant Not to Overload Facilities...............................
Section 9.8    Tenant Not to Overload Floors...................................


                                   ARTICLE 10
                             DAMAGE AND DESTRUCTION

Section 10.1   Destruction of the Leased Premises..............................
Section 10.2   Destruction of the Building.....................................
Section 10.3   Expropriation...................................................
Section 10.4   Architect.......................................................


                                   ARTICLE 11
                           ASSIGNMENT AND SUBLETTING

Section 11.1   Assignment and Subletting.......................................
Section 11.2   Assignment by the Landlord......................................


                                   ARTICLE 12
                             ACCESS AND ALTERATIONS

Section 12.1   Right of Entry..................................................


                                   ARTICLE 13
                 STATUS STATEMENT, SUBORDINATION AND ATTORNMENT

Section 13.1   Status Statement................................................
Section 13.2   Subordination and Attornment....................................
Section 13.3   Attorney........................................................
Section 13.4   Financial Information...........................................


                                   ARTICLE 14
                                    DEFAULT

Section 14.1   Right to Re-enter...............................................
Section 14.2   Right to Relet..................................................
Section 14.3   Expenses........................................................
Section 14.4   Waiver of Exemption from Distress...............................
Section 14.5   Landlord's Rights...............................................
Section 14.6   Remedies Generally..............................................


                                   ARTICLE 15
                                 MISCELLANEOUS

Section 15.1   Rules and Regulations...........................................
Section 15.2   Intent and Interpretation.......................................
Section 15.3   Overholding -- No Tacit Renewal.................................
Section 15.4   Tenant Partnership or Group.....................................
Section 15.5   Waiver..........................................................
Section 15.6   Accord and Satisfaction.........................................
Section 15.7   Force Majeure...................................................
Section 15.8   Notices.........................................................
Section 15.9   Registration....................................................
Section 15.10  Accrual of Basic Rent and Additional Rent.......................
Section 15.11  Compliance with the Planning Act................................
Section 15.12  Quiet Enjoyment.................................................
Section 15.13  Consent and Approval............................................
Section 15.14  Non-Liability...................................................


                                   ARTICLE 16
                                  DEFINITIONS

RIDER #1       SPECIAL PROVISIONS

SCHEDULE "A"   LEGAL DESCRIPTION...............................................
SCHEDULE "B"   FLOOR PLAN......................................................
SCHEDULE "C"   CONSTRUCTION OF THE LEASED PREMISES.............................
SCHEDULE "D"   METHOD OF FLOOR MEASUREMENT.....................................
SCHEDULE "E"   RULES AND REGULATIONS...........................................
SCHEDULE "F"   PRE-AUTHORIZED PAYMENT-PLAN.....................................

                          THIS LEASE is dated February 12, 1998.

B E T W E E N:

                                  RIOCAN HOLDINGS INC.

                                  ("LANDLORD")

                                                             OF THE FIRST PART;

                                  - AND -

                                  INFOWAVE WIRELESS MESSAGING INC.

                                  ("TENANT")

                                                             OF THE SECOND PART.


                                   ARTICLE 1.
                               SPECIAL PROVISIONS

The following are certain special provisions, which are part of, and are referred to in subsequent provisions of this Lease. Any conflict or inconsistency between these special provisions and the provisions contained elsewhere in this Lease will be resolved in favour of the provisions contained elsewhere in this Lease:

SECTION 1.1     LEASED PREMISES - SEE RIDER #1, CLAUSES #3 & 5

Containing a Rentable Area of approximately 14,281 square feet, located on the 1ST floor of the Building as shown outlined in red on the plan(s) attached as Schedule "B" and designated as Unit No. 101 (Section 2.1).

SECTION 1.2     FIXTURING PERIOD

The period commencing February 1, 1998 and expiring March 31, 1998.
(Section 2.4).

SECTION 1.3     COMMENCEMENT DATE AND TERM - SEE RIDER #1, CLAUSE #2

The period of five (5) years commencing on the 1st day of April, 1998 (the "Commencement Date") and fully to be completed and ended on the 31st day of March, 2003, save as hereinafter provided for earlier termination.
(Section 2.3).

SECTION 1.4     BASIC RENT - SEE RIDER #1, CLAUSE #1

Annual payments during the Term based upon the following annual rates per square foot of the Rentable Area of the Leased Premises and payable in accordance with the terms of this Lease; (Section 3.2).

From April 1, 1998 to March 31, 2003
$128,529.00 per annum, ($10,710.75 per month), based on annual rate of $9.00 per square foot.

SECTION 1.5     ADVANCE RENT - INTENTIONALLY DELETED

SECTION 1.6     ADDRESS OF LANDLORD (SECTION 15.8)

c/o O&Y Properties Inc.
Exchange Tower, Suite 2900
#2 First Canadian Place
Toronto, Ontario
M5X 1B5

SECTION 1.7     ADDRESS OF TENANT (SECTION 15.8)

#188, 4664 Lougheed Highway
Burnaby, B.C.
V5C 6B7

SECTION 1.8     INDEMNIFIER (APPENDIX "A") - INTENTIONALLY DELETED

SECTION 1.9     ADDRESS OF INDEMNIFIER (APPENDIX "A") - INTENTIONALLY DELETED

SECTION 1.10     USE OF THE LEASED PREMISES (Section 7.1)

The Tenant will use the Leased Premises solely for the purpose of general office use.

SECTION 1.11    ADDITIONAL PROVISIONS (Rider #1)

1.      RENT-FREE PERIOD
2.      RENEWAL OPTION
3.      STORAGE AREA
4.      PARKING
5.      RIGHT OF FIRST REFUSAL
6.      COMMUNICATION TOWER
7.      LEASEHOLD IMPROVEMENT ALLOWANCE


                                   ARTICLE 2.

                      LEASED PREMISES, TERM AND ACCEPTANCE
                             OF THE LEASED PREMISES


SECTION 2.1     LEASED PREMISES

The Landlord leases to the Tenant, and the Tenant leases from the Landlord, the Leased Premises. The Architect shall determine the actual Usable Area of the Leased Premises and shall calculate the actual Rentable Area of the Leased Premises in accordance with Schedule "D" hereof and, if necessary, thereafter the Basic Rent and Additional Rent shall be adjusted retroactively to the Commencement Date in accordance with the terms of this Lease.

SECTION 2.2     USE OF ADDITIONAL AREAS

The Tenant's use of the Leased Premises includes the non-exclusive right of the Tenant and persons having business with the Tenant in common with the Landlord and all others entitled, to the use of the Common Areas and Facilities.

SECTION 2.3     GRANT AND TERM

The Tenant shall, subject to the terms of this Lease, have and hold the Leased Premises during the Term (being the period referred to in Section 1.3 of the Special Provisions) subject to the payment of Basic Rent and Additional Rent and the observance and performance of the terms, covenants and conditions contained in this Lease.

SECTION 2.4     CONSTRUCTION OF LEASED PREMISES

(a) The Landlord will complete the work designated as "Landlord's Work" in accordance with the provisions of Schedule "C".

(b) Notwithstanding anything contained in this Section 2.4, the Landlord may upon reasonable notice to the Tenant require the Tenant to perform parts of the Tenant's Work prior to the completion of the Landlord's Work in any case where the nature or state of all work is such that the Landlord considers it necessary or desirable to do so. The Landlord may require that all mechanical and electrical work to be done with respect to the Leased Premises by or on behalf of the Tenant shall be carried out by the Landlord's contractors and employees at the Tenant's cost and expense which is repayable by the Tenant to the Landlord upon demand as Additional Rent.

(c) The Landlord shall give the Tenant notice of the date upon which possession of the Leased Premises will be available to the Tenant with the Landlord's Work substantially completed or completed to the extent that the Tenant's Work can be performed by the Tenant in conjunction with the Landlord's Work. The Tenant shall, during the Fixturing Period (being the period referred to in Section 1.2 of the Special Provisions), enter upon and take possession of the Leased Premises for the purpose of completing the Tenant's Work, in common with the Landlord and the Landlord's contractors and employees. During the Fixturing Period, the Tenant shall:

        (i) perform the Tenant's Work and cause its employees and contractors to do their work so as not to interfere with the Landlord's contractors and employees in the completion of the Landlord's Work, and

        (ii) be bound by all of the terms, covenants and conditions of this Lease (including, without limitation, the payment of all insurance premiums, electricity, water, temporary heat, security, refuse removal and other Utilities and services furnished to the Tenant or its contractors by the Landlord or others and all other Additional Rent, all as estimated by the Landlord, acting reasonably) except those requiring payment of Basic Rent.

Upon the expiration of the Fixturing Period, Basic Rent and Additional Rent shall be payable in accordance with the terms of this Lease. SEE RIDER #1, CLAUSE #1

(d)     If there is a dispute as to (i) completion of the Landlord's Work, or
(ii) the availability of the Leased Premises for possession by the Tenant, or
(iii) the Usable Area or the Rentable Area of the Leased Premises, the opinion of the Architect will be final and binding.

(e) The Tenant will examine the Leased Premises before taking possession and unless the Tenant serves the Landlord with written notice specifying any deficiencies or defects within ten (10) days after taking possession, the Tenant will be deemed to have examined the Leased Premises and to have agreed that they are in good order and that the Landlord's Work, if any, has been satisfactorily completed. There is no promise, representation or undertaking by or binding upon the Landlord with respect to an alteration, remodelling or redecorating of, or installation of equipment or fixtures in, the Leased Premises, unless expressly set forth in this Lease.

(f) The Tenant acknowledges that if there is a delay which results in the Building or the Landlord's Work not being completed on schedule, the Tenant shall and does hereby release the Landlord from all costs, expenses, claims, losses or damages suffered or incurred as a result of such delay whether or not caused, or to the extent contributed to, by the acts, omissions or negligence of the Landlord or those for whom it is at law responsible.

                                   ARTICLE 3.
                                      RENT

SECTION 3.1   COVENANT TO PAY

The Tenant will pay Basic Rent and Additional Rent when due and payable as set out in this Lease from and after the Commencement Date unless otherwise specified in this Lease.

SECTION 3.2   BASIC RENT -- SEE RIDER #1, CLAUSE #1

The Tenant will, from and after the Commencement Date and thereafter throughout the Term, pay the Landlord as Basic Rent, in equal consecutive monthly instalments, in advance on the first day of each calendar month of each Lease Year, the annual sum based upon the annual rate specified in Section 1.4 of the Special Provisions. Basic Rent will be prorated on a daily basis for any fractional month period at the beginning or end of the Term. When the Rentable Area of the Leased Premises is determined the Basic Rent and Additional Rent shall, if necessary, be adjusted retroactively to the Commencement Date.

SECTION 3.3   PRE-AUTHORIZED PAYMENT/POSTDATED CHEQUES

At the Landlord's request, the Tenant will participate in a pre-authorized payment plan whereby the Landlord will be authorized to debit the Tenant's bank account each month or from time to time during each Lease Year in an amount equal to the Basic Rent and Additional Rent payable on a monthly basis, and, if applicable, generally any amount payable provisionally pursuant to the provisions of this Lease on an estimated basis. The Tenant hereby undertakes to sign a form of application which is the same or similar to Schedule "F" to give full force and effect to the foregoing within five (5) days of presentation.

In lieu of the pre-authorized payment plan referred to above, the Landlord shall be entitled to require the Tenant to present at the beginning of each Lease Year a series of monthly postdated cheques for each such Lease Year for the aggregate of the monthly payments of Basic Rent and Additional Rent payable on a monthly basis, and, if applicable, generally any amount payable provisionally pursuant to the provisions of this Lease on an estimated basis.

SECTION 3.4   ADVANCE RENT -- INTENTIONALLY DELETED

SECTION 3.5   RENT PAST DUE

If the Tenant fails to pay any Rent when due, then, in addition to all other rights and remedies available to the Landlord, the unpaid amounts will bear interest from the due date to the date of payment at an annual rate of four (4) percentage points above the Prime Rate, calculated and compounded monthly or, at the Landlord's option, at the maximum annual rate permitted by law.

                                   ARTICLE 4.
                           TAXES AND OPERATING COSTS

SECTION 4.1   TAXES PAYABLE BY LANDLORD

The Landlord will, subject to Sections 4.2 and 4.4 pay directly to the taxing authority all Taxes. The Landlord may, nevertheless, defer payment of Taxes to the fullest extent permitted by law, so long as it diligently prosecutes any contest or appeal of Taxes.

SECTION 4.2   TAXES PAYABLE BY TENANT

(a)    (i)    If separate tax bills for the portion of Taxes relating to the
              Leased Premises (the "Leased Premises Taxes") are available, then the Tenant shall pay to the Landlord, or the taxing authorities if the Landlord so directs, the Leased Premises Taxes for each Lease
              Year. The Tenant shall promptly deliver to the Landlord receipts evidencing the payment of all such Leased Premises Taxes and such other information in connection therewith as the Landlord reasonably requires.

       (ii) If there are no separate tax bills for Leased Premises Taxes, but there are separate assessments for Leased Premises Taxes, then the Landlord shall allocate to the Leased Premises for such Lease Year, a portion of the Taxes determined by reference to such separate assessments, and the Tenant shall pay to the Landlord, the portion of such Taxes so allocated by the Landlord.

     (iii) If there are no separate tax bills for Leased Premises Taxes and there are no separate assessments for Leased Premises Taxes, then Landlord shall allocate to the Office Area a portion of the Taxes applicable to the Property on such basis as the Landlord may from time to time determine equitable. The Tenant will pay to the Landlord for each Lease Year, the Tenant's Share of those Taxes so allocated to the Office Area.

     (iv) The Tenant will pay to the Landlord for each Lease Year, the Tenant's Share of those Taxes allocated by the Landlord to the Office Area which are not otherwise included in the Taxes payable by the Tenant and other tenants pursuant to clauses in their leases similar to Sections 4.2(a)(i), 4.2(a)(ii), and 4.2(a)(iii).

(b) If the Landlord, acting equitably, determines that as a result of the construction or installation of any Leasehold Improvements or Fixtures in the Leased Premises, the use of the Leased Premises or the particular location of the Leased Premises within the Building, the Tenant's Share of Taxes payable in accordance with subparagraph (a)(iii) or (a)(iv) above does not accurately reflect the proper share of the Taxes which should in the Landlord's opinion be payable by the Tenant, the Landlord may increase or decrease the Tenant's Share of Taxes and the Tenant will pay such adjusted amount rather than the Tenant's Share as set out in subparagraph
     (a) above.

(c) If (i) the Tenant or permitted Transferee or other occupant of the Leased Premises shall elect to have the Leased Premises or any part thereof assessed for separate school taxes and (ii) there are no separate tax bills or separate assessments relating to the Leased Premises, then the Tenant shall pay to the Landlord as Additional Rent, as soon as the amount of such separate school taxes is ascertained, any amount by which the amount of separate school taxes exceeds the amount which would otherwise have been payable for school taxes had such election not been made by the Tenant or the Transferee or other occupant of the Leased Premises.

(d) In addition to the Rent payable hereunder, the Tenant will pay to the Landlord (acting as agent for the taxing authority if applicable) or directly to the taxing authority (if required by the applicable legislation) in the manner specified by the Landlord, the full amount of all goods and services taxes, sales taxes, value-added taxes, multi-stage taxes, business transfer taxes and any other taxes imposed on the Landlord or the Tenant in respect of the Rent payable by the Tenant under this Lease or in respect of the rental of space by the Tenant under this Lease (collectively and individually, "GST"). GST is payable by the Tenant whether characterized as a goods and services tax, sales tax, value-added tax, multi-stage tax, business transfer tax, or otherwise. GST so payable by the Tenant will: (i) be calculated by the Landlord in accordance with the applicable legislation; (ii) be paid by the Tenant at the same time as the amounts to which the GST applies are payable to the Landlord under the terms of this Lease (or upon demand at such other time or times as the Landlord from time to time determines); and (iii) despite anything else in this Lease, be considered not to be Rent, but the Landlord shall have all of the same remedies for and rights of recovery with respect to such amounts as it has for non-payment of Rent under this Lease or at Law.

SECTION 4.3  BUSINESS TAXES AND OTHER TAXES OF THE TENANT

(a) The Tenant will pay to the lawful taxing authorities or to the Landlord, as the Landlord directs, all business taxes, personal property taxes, licence fees or other similar rates and assessments levied or assessed against or in relation to the Tenant's business, assets, Leasehold Improvements and Fixtures in the Leased Premises and shall promptly deliver to the Landlord receipts evidencing payment of all such taxes and furnish such other information in connection therewith as the Landlord reasonably requires.

(b) The Tenant will Indemnify and hold the Landlord harmless from and against payment of all loss, costs, charges and expenses occasioned by or arising from all Taxes and the amounts payable pursuant to Section 4.3(a) and any taxes which may in future be levied in lieu of or in addition to such amounts or which may be assessed against any rentals payable pursuant to this Lease in lieu of such amounts, whether against the Landlord or the Tenant, including, without limitation, any increase in Taxes and the amounts payable pursuant to Section 4.3(a) arising directly or indirectly out of any appeal or contestation by the Tenant. The Tenant will deliver to the Landlord such security for any increase in Taxes or other amounts payable hereunder as the Landlord deems advisable.

SECTION 4.4  TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS

The Tenant will pay, in accordance with Section 4.5. the Tenant's Proportionate Share or the Tenant's Share, as the case may be, of Operating Costs.

SECTION 4.5  PAYMENT OF TAXES AND OPERATING COSTS

(a)  The Tenant will pay the amounts payable under Section 4.2 (if applicable),
     4.3 (if applicable) and 4.4 according to estimates or revised estimates made by the Landlord from time to time in respect of periods determined by the Landlord. The Tenant's payments will be made in monthly instalments in advance, together with Basic Rent, for the periods in respect of which the estimates are made. When a bill for an estimated amount is received by the Landlord, the Landlord may bill the Tenant for the amount the Tenant is obligated to pay under this Lease and the Tenant will immediately pay the Landlord the billed amount (less amounts previously paid by the Tenant with respect to such billed amount on the basis of the Landlord's estimate and which amounts are to be credited to such billed amounts.)

(b) Within one hundred and twenty (120) days after the end of the period for which the estimated payments have been made, or so soon thereafter as is reasonably possible, the Landlord will determine and advise the Tenant of the exact amount of the Tenant's obligations under Sections 4.2(a)(ii), 4.2(a)(iii), 4.2(a)(iv), 4.3 (if applicable) and 4.4 and provide the Tenant with an audited statement setting out such amounts. If necessary, an adjustment will be made between the parties within fifteen (15) days after the Tenant receives such statement. This provision shall survive the expiration or earlier termination of the Term of this Lease.

                                   ARTICLE 5.
                        BUILDING -- CONTROL AND SERVICES

SECTION 5.1    CONTROL OF THE BUILDING

(a) The Landlord will operate and maintain the Building as would a prudent landlord of a similar office building having regard to size, age and location.

(b) The Building is at all times subject to the exclusive control, management and operation of the Landlord. The Landlord has the right with respect to such control, management and operation to:

     (i) obstruct or close off all or any part of the Property for the purpose of maintenance, repair or construction;

     (ii) employ all personnel necessary for the operation and management of the Building, either directly or through a third party property management company;

     (iii) construct other improvements and make alterations, additions, subtractions or re-arrangement, build additional storeys and construct facilities adjoining or proximate to the Building, including underground tunnels and pedestrian walkways and overpasses;

     (iv) do and perform such other acts in and to the Building, as, in the use of good business judgment, the Landlord determines to be advisable for the more efficient and proper operation of the Building; and

     (v) control, supervise and regulate the Parking Areas in such manner as the Landlord determines from time to time, including, without limitation, imposing charges or rates as may from time to time be determined by the Landlord for the use of the Parking Areas.

(c) The Landlord is not subject to any liability, nor is the Tenant entitled to any compensation or abatement of Rent as a result of the Landlord's exercise of its rights conferred under Section 5.1 so long as the Landlord proceeds as expeditiously as reasonably possible to minimize interference with the Tenant's business.

SECTION 5.2    LANDLORD'S SERVICES

(a) During the Term, the Landlord shall provide the following services and utilities upon the terms and subject to the conditions set out in Section 5.2(b) hereof:

     (i) except during the completion of repairs, alterations or Leasehold Improvements, climate control for the Leased Premises shall be provided during Normal Business Hours in order to maintain a temperature adequate for normal occupancy in accordance with the provisions hereof. If the Tenant requires the provision of climate control services to the Leased Premises outside Normal Business Hours it shall provide the Landlord with not less than two (2) banking days prior notice thereof and the Landlord will provide such services to the Tenant, at the Tenant's expense, at the rate determined by the Landlord in its sole discretion, which shall be payable by the Tenant within five (5) days after written demand as Additional Rent;

     (ii) when reasonably necessary from time to time, the Landlord shall cause the floors in the Leased Premises to be cleaned or vacuumed, the windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with the standards of a first-class office building;

     (iii) water and electricity in such quantities as the Landlord, in its sole discretion, determines to be reasonable, shall be made available to the tenants of the Building. If the Tenant's equipment requires such utilities in excess of the quantities normally supplied by the Landlord and the Tenant requests the Landlord to supply such excess quantities, facilities to supply such excess quantities may be provided by the Landlord at the sole expense of the Tenant, if such excess facilities are available, subject to the following conditions:

           (A) the Landlord will have the right to refuse to supply such excess utilities if the supplying of additional facilities or excess utilities shall in any way affect the operation, the aesthetics or the Structure of the Building, or in any way reduce the efficiency of existing electricity, water or other utilities supplied to the Building; and

           (B) the actual cost of supplying such additional facilities or excess utilities shall be paid by the Tenant to the Landlord upon demand and in accordance with Section 6.1 hereof, together with an amount equal to fifteen percent (15%) of the total cost thereof representing the Landlord's overhead and administrative costs; and

     (iv) elevator service shall be provided by the Landlord during Normal Business Hours, for use by the Tenant in common with others and subject to the conditions set out in section 5.2(b) and any other rules or regulations required for the safe and efficient operation of the elevator servicing the Building.

(b)  The provision by the Landlord of the services and utilities referred to in
Section 5.2(a) shall be subject to the following terms and conditions:

     (i) the Landlord shall have no responsibility or liability for failure to supply climate control services when stopped or prevented from so doing by strikes or other causes beyond the Landlord's reasonable control;

         (ii) any use of the Leased Premises not in accordance with the design standards of the Building or any arrangement of partitions which interferes with the normal operation of the climate control system for the Building may require changes or alterations in the system or the ducts. Any changes or alterations so required, if such changes can be accommodated by the Landlord's equipment, shall be made by the Landlord, at the Tenant's expense, and only after such changes or alterations have received the Landlord's prior written consent. If installation of partitions, equipment or fixtures by or on behalf of the Tenant (other than the partitions installed pursuant to the Landlord's Work as set out in Schedule "C") necessitates the rebalancing of the portion of the climate control equipment serving the Leased Premises, such work will be performed by the Landlord at the Tenant's expense, together with an amount equal to fifteen percent (15%) of the total expense thereof representing the Landlord's overhead and administrative costs, and shall be payable by the Tenant within five (5) days are written demand as Additional Rent;

         (iii) the Landlord shall use reasonable efforts to adjust and balance the climate control systems as soon as reasonably possible after the Commencement Date;

         (iv) the Landlord will not be responsible for any inadequacy of performance of the climate control system serving the Leased Premises if (1) the occupancy of the Leased Premises exceeds one
               (1) person for every one hundred (100) square feet of the Rentable Area of the Leased Premises, or (2) the electrical power consumed in the Leased Premises for all purposes, exclusive of the heating, ventilating and air-conditioning system, exceeds nine (9) watts per square foot of the Rentable Area of the Leased Premises (or such other level of wattage determined by the Landlord from time to time) or (3) the window coverings or exterior windows are not kept fully closed while the windows are exposed to direct sunlight. If the use of the Leased Premises does not accord with the aforementioned requirements and changes in the climate control system are desirable or necessary to accommodate such use, the Landlord may make such changes and the entire cost thereof shall be paid by the Tenant to the landlord as Additional Rent as set out in subparagraph (ii) hereof. If, in the opinion of the Landlord, such changes result in Operating Costs in excess of those which would have occurred had such changes not been made, the Landlord may estimate the amount of such excess on a reasonable basis and such amount shall be payable by the Tenant as Additional Rent in accordance with the terms of this Lease;

         (v) the elevator services provided by the Landlord shall be subject to the Rules and Regulations attached hereto as Schedule "E". Temporary interruption of elevator service may be required during periods when repairs, alterations or Leasehold Improvements are being made; and

         (vi) the Landlord shall not be liable and the Tenant hereby releases and holds harmless the Landlord from any claim, loss or damage resulting from (1) any interruption or disruption of elevator service caused or continued to by mechanical failure; (2) any failure by the Landlord to provide elevator service during any period of power interruption; (3) any cause beyond the control of the Landlord; or (4) the carrying out of any repairs, maintenance or replacements of the elevators.


SECTION 5.3    TENANTS'S RESPONSIBILITIES

The Tenant will regulate those portions of the climate control equipment within and exclusively serving the Leased Premises so as to maintain such reasonable conditions of temperature and humidity within the Leased Premises as are determined by the Landlord and its Architect and engineers so that no direct or indirect appropriation of the heating, ventilating and air-conditioning from the Common Areas and Facilities occurs. The Tenant shall comply with such stipulations and with all Rules and Regulations of the Landlord pertaining to the operation and regulation of such equipment. If the Tenant fails to comply with such stipulations and the Rules and Regulations, the Landlord shall be entitled to take such steps as it deems advisable to correct such defaults (including, without limitation, entering upon the Leased Premises and assuming control of such equipment) without liability to the Tenant, and the Tenant will pay to the Landlord forthwith upon demand as Additional Rent all costs and expenses incurred by the Landlord in so doing, together with an amount equal to fifteen percent (15%) of such costs and expenses representing the Landlord's overhead and administrative costs.


SECTION 5.4    RELOCATION OF THE LEASED PREMISES

At any time and from time to time during the Term, the Landlord shall be entitled to relocate or rearrange the Leased Premises from the location shown on Schedule "B" or to make alterations, additions or reductions to the Leased Premises provided that:


         (i) the Rentable Area of the Leased Premises is not increased or decreased by more than ten percent (10%); and

         (ii) the Landlord effects such alterations, additions, reductions, relocation or rearrangement at its expense, including all Leasehold improvements in the Leased Premises, all moving costs and all other reasonable direct out-of-pocket costs incurred by the Tenant as evidenced by paid invoices delivered by the Tenant to the Landlord, provided that there shall not be any payment required of the Landlord on account of goodwill, loss of profits or loss of business.


SECTION 5.5    ADDITIONAL SERVICES

(a) If the Tenant requires any Additional Services to be performed in or relating to the Leased Premises, it shall so advise the Landlord in writing, and the Landlord shall have the right, but shall not be obligated, to perform any such Additional Services.

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
     If the Landlord performs any such Additional Services, the Tenant shall pay all costs and expenses incurred by the Landlord or on the Landlord's behalf in performing or completing such Additional Services forthwith upon receipt of the invoice therefore from the Landlord, together with an amount equal to fifteen percent (15%) of such costs and expenses representing the Landlord's overhead and administrative costs. If the Landlord does not wish to exercise its right to perform any Additional Services, the Tenant shall not cause any such Additional Services to be performed by any other Person unless and until it has obtained the consent of the Landlord in writing to (i) the performance of such Additional Services; and (ii) the Person to be performing such Additional Services, such consent not to be unreasonably withheld.

(b) If the Tenant disputes or contests the calculation of any costs or expenses incurred by the Landlord or on the Landlord's behalf in performing or completing such Additional Services as set out in the Landlord's invoice therefor, it shall notify the Landlord in writing, and the Landlord shall, upon receipt of such notice, request its senior financial officer to prepare a statement of calculation with respect to such Additional Services which shall be conclusive of such costs and expenses and shall be binding upon the Landlord and the Tenant. The cost of preparation of such statement shall be paid by the Tenant and shall be added to the cost of such Additional Services. Notwithstanding any such objection or contestation by the Tenant to the Landlord's calculation of the cost or expense of such Additional Services, the full amount as calculated by the Landlord in its invoice shall be due and payable on receipt, and shall be readjusted, if necessary, upon receipt of the statement from the Landlord's senior financial officer.


                                   ARTICLE 6.
                                   UTILITIES

SECTION 6.1  CHARGES FOR UTILITIES

(a) If there are separate meters (other than check meters) installed pursuant to Section 6.1(d) for the Leased Premises, the Tenant will pay Utilities directly to the Utility suppliers on the basis of the separate meters.

(b) If there are no separate meters for the Leased Premises, the Tenant will pay to the Landlord, or as the Landlord otherwise directs, as Additional Rent, the aggregate, without duplication, of:

     (i) the cost of all Utilities applicable or attributable to the Leased Premises, as determined by the Landlord;

    (ii) the costs of any other charges levied or assessed in lieu of or in addition to such Utilities as determined by the Landlord;

   (iii) all costs incurred by the Landlord in determining or allocating the charge for Utilities including, without limitation, professional engineering and consulting fees; and

    (iv) an administration fee of fifteen percent (15%) of the costs and charges referred to in subparagraphs (i) to (iii) hereof.

Charges for Utilities will be paid in equal monthly instalments in advance on the basis of an initial rate determined by the Landlord or its engineers. Such initial rate shall be based upon the Tenant's Proportionate Share of the Utilities. If the Landlord or its engineers determine that the Tenant is obligated to pay an additional charge for the supply and usage of Utilities to the Leased Premises in excess of the standard usage of general office premises in the Building, the additional charge for Utilities shall be calculated on the basis determined by the Landlord or its engineers, together with all costs incurred by the Landlord in determining or allocating the additional charge for Utilities. If the public utility rate is increased or decreased during the Term, the charges will be equitably adjusted and the decision of the Landlord, acting reasonably, will be final.

(c) The Landlord will have the exclusive right to attend to the replacement of standard electric light bulbs, tubes and ballasts in the Leased Premises throughout the Term on the basis determined by the Landlord in accordance with good commercial practice. The Landlord, at its option, may either include the cost of replacement in Operating Costs or require the Tenant to pay a monthly charge for such replacement (subject to adjustment based on actual costs) per bulb, tube and ballast. If the Landlord elects not to relamp and reballast on a scheduled basis, then the replacement of these standard electric light bulbs, tubes and ballasts in the Leased Premises will be undertaken by the Landlord at such time as they actually burn out and after notice from the Tenant that, replacement is required. In that event, the cost of replacement and installation will be paid by the Tenant with the next monthly payment of Additional Rent, together with an amount equal to fifteen percent (15%) of such cost representing the Landlord's overhead and administrative costs.

(d) The Tenant shall pay for the cost of any metering which the Tenant requests the Landlord to install in the Leased Premises, or which the Landlord wishes to install in the Building, for the purpose of assisting in determining the consumption of any Utility in the Leased Premises.

(e) In no event shall the Landlord be liable for, nor shall the Landlord have any obligation with respect to any interruption or cessation of, or failure in the supply of, any Utilities, services or systems in, to or serving the Building or the Leased Premises, whether or not supplied by the Landlord or otherwise.


                                   ARTICLE 7.
                           USE OF THE LEASED PREMISES

SECTION 7.1   USE OF THE LEASED PREMISES

The Leased Premises will be used solely for the purpose specified in Section
1.10 of the Special Provisions and the

Tenant will not use or permit or suffer the use of, the Leased Premises or any part thereof for any other business or purpose.

SECTION 7.2     CONDUCT OF BUSINESS

The Tenant will occupy the Leased Premises and commence its business operations in the Leased Premises from and after the Commencement Date and will thereafter throughout the Term use the whole of the Leased Premises in a reputable and first-class manner. The Tenant will not commit or permit to be committed any waste or injury to the Leased Premises, the Leasehold Improvements or Fixtures or any other part of the Property or any nuisance therein or any use of manner of use causing annoyance to other tenants and occupants of the Building. Any business conducted by the Tenant, whether through advertising or selling procedures or otherwise, which in the opinion of the Landlord may harm or tend to harm the business or reputation of the Landlord or reflect unfavourably on the whole or any part of the Property, the Landlord or other tenants in the Building, will be immediately discontinued by the Tenant at the request of the Landlord. The Tenant agrees not to refer to the Building by any name other than that designated from time to time by the Landlord and the Tenant will use the name of the Building for the business address of the Tenant but for no other purpose. Upon at least thirty (30) days prior to written notice to the Tenant, the Landlord may change the name of the Building and the Landlord shall not be responsible for any costs or expenses incurred by the Tenant as a result of such change of name.

SECTION 7.3     OBSERVANCE OF LAW

The Tenant will, at its expense, and subject to Section 9.3:

         (i) comply with all provisions or changes of law and other requirements of all governmental bodies which pertain to or affect the Leased Premises or require or govern the making of any repairs, alterations or other changes of or to the Leased Premises or the Tenant's use of it:

        (ii) obtain all necessary permits, licences and approvals relating to the use of the Leased Premises and the conduct of business therein; and

       (iii) comply with all reasonable directions given or regulations introduced by the Landlord or measures introduced by any governmental or quasi-governmental authority form time to time in the interest of energy conservation and to control Operating Costs whereby the Landlord may by the use of a pulse or other system turn out or reduce all lighting in the Leased Premises by local switching for the Leased Premises and reduce energy consumption in the Leased Premises or in the Building. However, if the Tenant does not participate in such measures with respect to the Leased Premises, the Tenant may be required to pay, as Additional Rent, for the additional energy consumed in the Leased Premises as a result of its not participating in such measures. In addition, it is understood and agreed that any and all costs and expenses paid or incurred by the Landlord in installing energy conservation equipment and systems and safety or life support systems shall be included in Operating Costs.

SECTION 7.4     HAZARDOUS SUBSTANCES

The Tenant covenants and agrees to utilize the Leased Premises and operate its business in a manner so that no part of the Leased Premises are used to generate, manufacture, refine, treat, transport, store, handle, dispose of, transfer, produce or process any Hazardous Substances. Further the Tenant hereby covenants and agrees to indemnify and save harmless the Landlord and those for whom the Landlord is in law responsible for any and all losses, costs, claims, damages, liabilities, expenses or injuries caused or contributed to by any Hazardous Substances which are at any time located, stored or incorporated in any part of the Leased Premises. The Tenant hereby agrees that the Landlord or its authorized representatives shall have the right at the Tenant's expense, payable as Additional Rent within five (5) days of receipt of an invoice therefore, to conduct such environmental site reviews and investigations as if may deem necessary for the purposes of ensuring compliance with this Section 7.4. The Tenant's obligations pursuant to this Section 7.4 shall survive the expiration of earlier termination of the Term.


                                   ARTICLE 8.

                            INSURANCE AND INDEMNITY

SECTION 8.1     TENANT'S INSURANCE

(a) The Tenant shall, throughout the period that the Tenant is given possession of the Leased Premises and during the entire Term at its sole cost and expense, take out and keep in full force and effect and in the names of the Tenant, the Landlord, the Owners and the Mortgagee as their respective interests may appear, the following insurance:

       (i) "All Risks" (including flood and earthquake) insurance in an amount of at least ninety percent (90%) of the full replacement cost, insuring all property owned by the Tenant, or for which the Tenant is legally liable or installed by or on behalf of the Tenant, and located within the Building including, but not limited to, furniture, fixtures, installations, alterations, additions, partitions and all other Leasehold Improvements. Such insurance shall include a standard joint loss agreement;

        (ii) Broad Form Boiler and Machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount of at least the replacement cost of all Leasehold Improvements, contents and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (except for the Landlord) on behalf of the Tenant in the Leased Premises. Such insurance shall include a joint loss agreement:

     (iii) Business interruption insurance in an amount sufficient to reimburse the Tenant for loss of earnings attributable to perils insured against under Sections 8.1(a)i) and 8.1(a)(ii);

     (iv) Comprehensive General Liability Insurance including personal injury, broad form contractual liability, owners' and contractors' protective, contingent employers' liability, employers' liability, medical payments, products liability, completed operations, non-owned automobile liability, all coverages with respect to the Leased Premises, the Tenant's use of the Common Areas, AND THE COMMUNICATION TOWER REFERRED TO IN RIDER #1, CLAUSE #6. Such policies shall be written on a comprehensive basis with inclusive limits of not less the Five Million Dollars ($5,000,000.00) or such higher limits as the Landlord or the Mortgagee may require from time to time. Such insurance shall contain severability of interests and cross-liability clauses;

     (v) All Risks Tenant's Legal Liability insurance for the replacement cost value of the Leased Premises including loss of use thereof;

     (vi) insurance covering the cost of repair and replacement of glass broken on the Leased Premises including outside windows and doors on the perimeter of the Leased Premises; and

     (vii) any other forms of insurance as the Landlord, acting reasonably, or the Mortgagee requires from time to time, in forms and amounts and for risks against which a prudent tenant would insure.

(b) The following terms and conditions are applicable to the insurance policies specified under Section 8.1(a):


     (i) the policies specified under Sections 8.1(a)(i), (ii) and (iii) shall contain the Mortgagee's standard mortgage clause and may have reasonable deductibles. If there is a dispute as to the full replacement cost, the Landlord's evaluation will prevail;

     (ii) the policies specified under Sections 8.1(a)(i), (ii) and (iii) shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord, the Owners and the Mortgagee and those for whom they are in law responsible, whether the damage is caused or contributed to by their act, omission or negligence;

     (iii) all of the policies shall be taken out with insurers reasonably acceptable to the Landlord and in a form reasonably satisfactory to the Landlord;

     (iv) all of the policies shall be non-contributing with and only apply as primary and not as excess to any other insurance available to the Landlord, the Owners and the Mortgagee;

     (v) none of the policies shall be invalidated as respects the interests of the Landlord, the Owners and the Mortgagee by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policies; and

     (vi) all of the policies shall contain an undertaking by the insurers to notify the Landlord, the Owners and the Mortgagee in writing not less than thirty (30) days prior to any material change, cancellation or termination.

The Tenant agrees to deliver certificates of insurance or, if requested by the Landlord, complete certified copies of policies, to the Landlord within thirty
(30) days after the placing of the required insurance. No review or approval of such insurance documentation by the Landlord shall derogate from or diminish the Landlord's rights or the Tenant's obligations contained in this Lease including, without limitation, those contained in Article 8.

(c) If there is damage or destruction to the Leasehold Improvements in the Leased Premises, the Tenant will use the full insurance proceeds received in respect of such damage or destruction for the sole purpose of repairing or restoring them. If there is damage to or destruction of the Building and as a consequence thereof this Lease is terminated under Section 10.1 or 10.2, then, if the Leased Premises have also been damaged or destroyed, the Tenant will pay the Landlord all of its insurance proceeds relating to the Leasehold Improvements.

SECTION 8.2    INCREASE IN INSURANCE PREMIUMS

If (a) the occupancy of the Leased Premises; (b) the conduct of business in the Leased Premises; or (c) any acts or omissions of the Tenant in the Leased Premises or in any other part of the Building results in any increase in premiums to the Insurance carried by the Landlord with respect to any part of the Building, the Tenant will pay the increase in premiums within five (5) days after invoices for additional premiums are rendered by the Landlord. In determining whether the Tenant is liable for increased premiums and the amount for which the Tenant is responsible, a schedule issued by the organization that computes the insurance rate on the Property showing the components of the rate will be conclusive evidence of the items that make up the rate.

SECTION 8.3    CANCELLATION OF INSURANCE

If any insurance policy in respect of any part of the Building is cancelled or threatened by the insurer to be cancelled, or the coverage reduced by the insurer by reason of the use and occupation of the Leased Premises and if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice by the Landlord, the Landlord may, at its option, either (a) exercise its rights of re-entry including termination under Article 14, or (b) at the Tenant's expense, enter upon the Leased Premises and remedy the condition giving rise to the cancellation, threatened cancellation or reduction.

SECTION 8.4    LOSS OR DAMAGE

The Landlord and the Owners are not liable for any death or injury arising from or out of any occurrence in, upon, at, or relating to the Building or damage to property of the Tenant or of others wherever located, whether or not resulting from (a) the negligence of the Landlord or the Owners or those for whom they may in law be responsible; (b) the Landlord's failure to supply any services or utilities required by this Lease where the failure is beyond the Landlord's reasonable control; (c) the existence of any Hazardous Substances which are or have been located, stored or incorporated in or on any part of the Building; or
(d) the exercise by the Landlord of any of its rights under this Lease. Without limiting the generality of the foregoing, the Landlord and the Owners shall not be liable for any injury or damage to Persons or property resulting from fire, explosion, falling plaster, falling ceiling tile, falling ceiling fixtures and diffuser coverings, steam, gas, electricity, water, rain, flood, snow or leaks from any part of the Building, including pipes, sprinklers, appliances, plumbing works, roof, windows or the surface of any floor or ceiling of the Building or from any Lands adjoining the Building. In addition, the Landlord and the Owners shall not be liable for any damage to or destruction of any negotiable instruments, cash or other valuable property belonging to the Tenant or others and stored or otherwise contained in the Leased Premises. All property of the Tenant kept or stored on the Leased Premises will be so kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord and the Owners and save them harmless from any claims arising out of any damages to the same including, without limitation, any subrogation claims by the Tenant's insurers. The intent of this Section is that the Tenant (and all other Persons having business with the Tenant) is to look solely to its insurers to satisfy any claim which may arise on account of death, injury, loss or damage, irrespective of its cause.

SECTION 8.5    LANDLORD'S INSURANCE

The Landlord shall at all times throughout the Term carry:

     (i) broad form boiler and machinery insurance on items owned by the Landlord and the Owners (except property that the Tenant and other tenants of the Building are required to insure);

     (ii) insurance on the Building (excluding the foundations and excavations) and the equipment contained in or servicing the Building against damage by fire and extended perils;

     (iii) public liability and property damage insurance with respect to the Landlord's operations in the Building; and

     (iv) other forms of insurance as would be carried by a prudent owner of a similar office building or considered advisable by the Owners, the Landlord or any Mortgagee.

Notwithstanding the Landlord's obligation to insure as set out above and the Tenant's contribution to the cost of the Landlord's insurance premiums, (i) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful acts or omissions, (ii) no incurable interest is conferred upon the Tenant under the Landlord's insurance policies, and (iii) the Tenant has no right to receive proceeds from the Landlord's insurance policies. Notwithstanding anything to the contrary contained herein, the Landlord shall be entitled to self insure with respect to any of the insurance required to be maintained by the Landlord pursuant to this Section 8.5 and the premiums and all other costs that would otherwise have been incurred with respect to such insurance may be included in Operating Costs.

SECTION 8.6    INDEMNIFICATION

The Tenant will indemnify the Landlord and the Owners and save them harmless from and against all loss, claims, actions, damages, costs, liability and expense in connection with loss of life, personal injury, damage to property (including any portion of the Building and its equipment, machinery, services and Leasehold Improvements) or any other loss or injury arising from or out of this Lease, or any occurrence on the Property or any part thereof, or the Tenant's occupancy of the Leased Premises, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be in the Leased Premises or the Building by the Tenant. If the Landlord or the Owners are, without fault on their part, made a party to any litigation commenced by or against the Tenant, then the Tenant will protect, indemnify and hold the Landlord and the Owners harmless and pay all expenses and reasonable legal fees incurred or paid by the Landlord or the Owners in connection with the litigation. The Tenant will also pay all costs and legal fees (on a solicitor and his client basis) that may be incurred or paid by the Landlord in enforcing the terms, covenants and conditions in this Lease. The indemnity contained in this Section 8.6 shall survive the expiration or earlier termination of the Term of this Lease.

                                   ARTICLE 9.
                      MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 9.1    MAINTENANCE AND REPAIRS BY THE LANDLORD

The Landlord will maintain and repair the Structure of the Building and the mechanical, electrical, heating, ventilating, air-conditioning and other base building systems of the Building, as would a prudent owner of a similar office building. The cost of such maintenance and repairs will be included in Operating Costs. However, if the Landlord is required, due to the business carried on by the Tenant, to make repairs or replacements to the Structure or any other part of the Building by reason of the application of laws, ordinances or other regulations of any governmental body, or by reason of any act, omission or default of the Tenant or those for whom the Tenant is in law responsible, then the Tenant will be liable for the total cost of those repairs or replacements plus fifteen percent (15%) of the total cost representing the Landlord's overhead and administrative costs.

SECTION 9.2   MAINTENANCE AND REPAIRS BY THE TENANT

(a) The Tenant will at all times, at its expense, maintain the whole of the Leased Premises including without limitation, all interior partitions, doors, electrical, lighting, wiring, plumbing, fixtures and equipment and the heating, ventilating and air-conditioning systems and equipment within and exclusively serving the Leased Premises in good order, first-class condition and repair, so determined by the Landlord. The Tenant will make all needed repairs and replacements with due diligence and dispatch. If required by the Landlord or any governmental authority, the Tenant will, at its expense, remove from the Leased Premises any Hazardous Substances which are or have been located, stored or incorporated in any part of the Leased Premises. The foregoing obligation to remove such Hazardous Substances shall survive the expiration or earlier termination of the Term of this Lease. Notwithstanding anything contained in this Lease, if any such repairs or replacements to the Leased Premises or to any Leasehold Improvements installed by or on behalf of the Tenant in the Leased Premises, affect the Structure of the Building, or any part of the electrical, mechanical, plumbing, heating, ventilating, air-conditioning, lighting or other base building systems of the Building, such work shall be performed only by the Landlord at the Tenant's sole cost and expense. Upon completion thereof, the Tenant shall pay to the Landlord, as Additional Rent within five (5) days after demand, both the Landlord's costs relating to such repairs or replacements including the fees of any architectural and engineering consultants plus a sum equal to fifteen percent (15%) of the total cost thereof representing the Landlord's overhead and administrative costs.

(b) The Tenant will leave the Leased Premises in a reasonably neat and tidy condition at the end of each day in order that the Landlord's cleaning services can be performed.

(c) The Tenant will advise the Landlord of any damage to or breakage of the glass in or forming part of the Leased Premises (including outside windows and doors on or at the perimeter of the Leased Premises) and the Landlord will complete all needed repairs and replacements to such glass with due diligence. The cost of completing such repairs and replacement shall be payable by the Tenant as part of Operating Costs except in the event that the repairs or replacements to the glass are required as a result of the negligence or wilful acts or omissions of the Tenant or those for whom it is at law responsible, in which event the cost thereof shall be payable by the Tenant to the Landlord, upon demand as Additional Rent.

(d) At the expiration or earlier termination of the Term, the Tenant will surrender the Leased Premises to the Landlord in as good a condition as the Tenant is required to maintain them throughout the Term.

(e) Notwithstanding any other provisions of this Lease, if the Building or any part thereof, or any equipment, machinery, facilities or Leasehold Improvements contained therein or made thereto, or the Structure thereof requires repair or replacement or becomes damaged or destroyed through the negligence, carelessness or misuse of the Tenant or those for whom it is in law responsible or by any Person having business with the Tenant or by the Tenant or those for whom it is in law responsible in any way stopping up or damaging the climate control, heating and air-conditioning apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Building, the cost of the resulting repairs, replacements or alterations plus a sum equal to fifteen percent (15%) of the cost thereof representing the Landlord's overhead and administrative costs will be paid by the Tenant to the Landlord as Additional Rent within five
(5) days after presentation of an account of such expenses incurred by the Landlord.

(f) The Tenant shall, when it becomes aware of it, notify the Landlord of damage to, or deficiency or defect in any part of the Building, including the Leased Premises, any equipment or utility systems, or any installations located in the terms of this Lease.

SECTION 9.3    LANDLORD'S APPROVAL OF THE TENANT'S REPAIRS

The Tenant will not make any Alterations to any part of the Leased Premises without first obtaining the Landlord's written approval. The Landlord will not be required to consider any request for its approval until the Tenant has submitted to it details of the proposed work, including professionally prepared drawings if requested by the Landlord, and specifications conforming to good engineering practices. Any approval shall be conditional upon the Tenant delivering to the Landlord prior to the commencement of any such Alterations:

     (i) evidence satisfactory to the Landlord that the Tenant has obtained, at its expense, all necessary consents, permits, licences and inspections from all governmental and regulatory authorities having jurisdiction; and

     (ii) security in an amount and form required by the Landlord, as an indemnification against construction liens, cost, damages and expenses resulting from such Alterations.

All Alterations will be performed by competent workmen: (i) at the Tenant's expenses; (ii) in a good and workmanlike manner; (iii) in accordance with the drawings and specifications approved by the Landlord; and (iv) subject to the reasonable regulations, controls and inspection of the Landlord.

Notwithstanding the foregoing, the Landlord shall be entitled to withhold its consent or approval to any proposed Alterations if, in its sole opinion, such Alterations decrease the Market Rental value of the Leased Premises or are inconsistent or incompatible with the general design or quality of the Building.

Any Alterations made by the Tenant without the prior consent of the Landlord or not made in accordance with the drawings and specifications approved by the Landlord will, if requested by the Landlord, be promptly removed by the Tenant and the Leased Premises restored to their previous condition at the Tenant's expense.

If however, all or any portion of the proposed Alterations affect the Structure or any of the electrical, mechanical or other base building systems of any part of the Building, such Alterations (or the appropriate portion of them), if approved by the Landlord, will be performed only by the Landlord, and the Tenant shall pay to the Landlord, upon demand, the cost of completing such Alterations together with an amount equal to fifteen percent (15%) of such cost representing the Landlord's overhead and administrative costs.

SECTION 9.4  REMOVAL AND RESTORATION BY THE TENANT

(a) All Leasehold Improvements made by the Tenant, or made by the Landlord on the Tenant's behalf immediately become the property of the Landlord upon affixation or installation and will not be removed from the Leased Premises at any times unless permitted or required by the Landlord. The Landlord is under no obligation to repair, maintain or insure these Leasehold Improvements. The Tenant will, prior to the end of the Term, at its cost, remove all of its Fixtures and those Leasehold Improvements which the Landlord requires the Tenant to remove and shall forthwith repair any damage to the Leased Premises caused by their installation or removal. In addition, the Tenant will, prior to the end of the Term, at its cost, remove from the Leased Premises any Hazardous Substances which are located, stored on incorporated in any part of the Leased Premises. The Tenant's obligation to observe and perform this covenant shall survive the expiration of the Term or earlier termination of this Lease.

(b) If the Tenant does not remove all of its Fixtures and those Leasehold Improvements which the Landlord requires the Tenant to remove at the end of the Term, all of such Leasehold Improvements and Fixtures may, without further notice to the Tenant, be immediately removed from the Leased Premises and may be disposed of, sold or stored, at the option of the Landlord, and as the Landlord sees fit. Any costs or expenses incurred by the Landlord in removing, disposing, selling or storing such Leasehold Improvements or Fixtures shall be paid by the Tenant to the Landlord, upon demand, together with an amount equal to fifteen percent (15%) of such costs and expenses representing the Landlord's overhead and administrative costs. Any Fixtures not removed from the Leased Premises at the end of the Term, will at the Landlord's option, become the property of the Landlord (and, in such event, this paragraph shall have the effect of assigning the Tenant's right and title in such Fixtures to the Landlord) and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable.

(c) If the Tenant does not remove any Hazardous Substances from the Leased Premises at the end of the Term, such Hazardous Substances or materials may, without further notice to the Tenant, be immediately removed from the Leased Premises and may be disposed of or stored, at the option of the Landlord, and as the Landlord sees fit. Any costs or expenses incurred or damages suffered by the Landlord in removing, disposing or storing such Hazardous Substances shall be paid by the Tenant to the Landlord, upon demand, together with an amount equal to fifteen percent (15%) of such costs and expenses representing the Landlord's overhead and administrative costs.

(d) The Tenant shall, in the case of every installation or removal of Leasehold Improvements or Fixtures either during or at the expiration of the Term, effect the same at times prescribed by the Landlord and utilizing only those elevators designated by the Landlord and shall promptly make good any damage caused to the Leased Premises or the Building or any part thereof by the installation or removal of such Fixtures and Leasehold Improvements, all at its sole expense.

SECTION 9.5  TENANT TO DISCHARGE ALL LIENS

(a) The Tenant shall ensure that no construction liens or other liens or encumbrances in respect of materials supplied or work done or to be done by the Tenant or on behalf of the Tenant or related to the Tenant's Work shall be registered against or shall otherwise affect the Building, the Lands or the Leased Premises or any part thereof or the Landlord's, the Owners' or the Tenant's interest in the Leased Premises.

(b) If a lien or other encumbrance is registered against or otherwise affects the Building or the Leased Premises or the Landlord's, the Owners' or the Tenant's interest therein, and the Tenant fails to discharge or vacate or cause any such lien or encumbrance to be discharged or vacated within five
     (5) days after it is filed or registered, then, in addition to any other rights or remedies of the Landlord, the Landlord may (but shall not be obligated to) discharge or vacate the lien or encumbrance by paying the amount claimed into court or directly to the lien claimant and the amount so paid, a sum equal to fifteen percent (15%) thereof representing the Landlord's overhead and administrative costs, together with all costs and expenses (including legal costs and expenses) plus interest at the Prime Rate shall be immediately due and payable by the Tenant to the Landlord as Additional Rent forthwith on demand.

SECTION 9.6  SIGNS AND ADVERTISING

The Tenant will not place or permit any notice, lettering or other signage on any part of the outside of the Building or on the exterior or in the interior of the Leased Premises which is visible from the outside of the Leased Premises. The Landlord may prescribe a uniform pattern of identification signs for tenants to be placed in a location designated by the Landlord. The Landlord shall install, at the Tenant's sole cost, the Landlord's standard tenant identification signs in accordance with the Landlord's design criteria, on or near the main door to the Leased Premises and, at the Landlord's option, at other locations on the floor on which the Leased Premises are located. At the expiration of the Term of this Lease, the Tenant will remove all signs, pictures, advertisements, notices, letterings or decorations from the Leased Premises at the Tenant's expense and will promptly repair all damages caused by its installation and removal. The Landlord may provide a directory board in the main lobby of the Building in a location designated by the Landlord in which event the Tenant's name may be displayed therein and, if so displayed, the Tenant shall pay to the Landlord as Additional Rent the cost of such display and the ongoing cost thereof.

SECTION 9.7 TENANT NOT TO OVERLOAD FACILITIES

The Tenant will not install any equipment which will exceed or overload the capacity of any utility, electrical or mechanical facilities in the Leased Premises and the Tenant will not bring into the Leased Premises or install any utility, electrical or mechanical facility or service which the Landlord does not approve. The Tenant agrees that if any equipment installed by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may, in its sole discretion, if they are available, elect to install them at the Tenant's expense and in accordance with plans and specifications to be approved in advance in writing by the Landlord.


SECTION 9.8   TENANT NOT TO OVERLOAD FLOORS

The Tenant will not bring upon the Building or the Leased Premises any machinery, equipment, article or thing that by reason of its weight, size or use, might in the opinion of the Landlord damage the Building or the Leased Premises and will not at any time overload the floors of the Leased Premises. If any damage is caused to the Building or the Leased Premises by any machinery, equipment, object or thing or by overloading, the Tenant will forthwith repair such damage, or, at the option of the Landlord, pay the Landlord within five (5) days after demand as Additional Rent the cost of repairing such damage plus a sum equal to fifteen percent (15%) of such cost representing the Landlord's overhead and administrative costs.



                                  ARTICLE 10.
                             DAMAGE AND DESTRUCTION


SECTION 10.1  DESTRUCTION OF THE LEASED PREMISES

(a) If the Leased Premises are destroyed or damaged as a result of fire or any other peril which is insured against by the Landlord, the if:

       (i) the Leased Premises are rendered wholly or partially untenantable, this Lease will continue in effect and the Landlord will commence diligently to restore the Leased Premises to the extent only of insurance proceeds actually received by the Landlord and only to the extent of the Landlord's obligations set out in Section 9.1. To the extent of insurance proceeds actually received by the Landlord, Basic Rent will abate entirely or proportionately, as the case may be, to the portion of the Leased Premises rendered untenantable from the date of the destruction or damage until the Landlord has completed its restoration work; or

       (ii) the Leased Premises are not rendered untenantable in whole or in part, this Lease will continue in effect, the Rent and other amounts payable by the Tenant will not abate and the Landlord will commence diligently to restore the Leased Premises to the extent required by this Section 10.1(a).

(b) Once the Landlord has substantially completed its restoration work the Tenant will complete all work required to fully restore the Leased Premises for business. Nothing in this Section 10.1 requires the Landlord to rebuild the Leased Premises in the condition and state that existed before the damage, but the Leased Premises, as rebuilt, will have reasonably similar facilities and services to those in the Leased Premises prior to the damage.

(c) Notwithstanding Section 10.1(a), if the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Architect reasonably arrived at, the Leased Premises cannot be rebuilt to the extent of the Landlord's obligations set out in Section 9.1, within one hundred and eighty
(180) days of the damage or destruction (assuming normal working days without overtime), the Landlord, instead of rebuilding or making the Leased Premises fit for the Tenant in accordance with Section 10.1(a) may, at its option, elect to terminate this Lease by giving the Tenant, within thirty (30) days after the damage or destruction, written notice of termination, and thereupon Rent will be apportioned and paid to the date of damage or destruction.


SECTION 10.2  DESTRUCTION OF THE BUILDING

(a) Notwithstanding Section 10.1, if twenty-five percent (25%) or more of the Rentable Area of the Building is damaged or destroyed (irrespective of whether the Leased Premises are damaged or destroyed) and if, in the opinion of the Architect reasonably arrived at, the damaged or destroyed parts of the Building cannot be rebuilt to the extent of the Landlord's obligations set out in Section 9.1, or made fit for the purposes of the respective tenants of the space within one hundred and twenty (120) days of the damage or destruction, then, the Landlord may, at its option (to be exercised by written notice to the Tenant within sixty (60) days following the occurrence), elect to terminate this Lease. In the case of such election, the Term and the tenancy hereby created will expire upon the thirtieth day after such notice is given, without indemnity or penalty payable by, or any other recourse against, the Landlord. The Tenant shall, within such thirty (30) day period, vacate and surrender the Leased Premises to the Landlord. All Rent will be payable without reduction or abatement subsequent to the destruction or damage and until the date of termination, unless the Leased Premises has been destroyed or damaged as well, in which event Section 10.1 will apply.

(b) If any part of the Building is destroyed or damaged and the Landlord does not elect to terminate this Lease, the Landlord will commence diligently to restore the Building, but only to the extent of the Landlord's obligations as set out pursuant to the terms of the various leases for the premises in the Building, and exclusive of any tenant's responsibilities set out therein. If the Landlord elects to restore the Building, the Landlord may restore according to plans and specifications and working drawings other than those used in the original construction of the Building.


SECTION 10.3  EXPROPRIATION


Both the Landlord and Tenant agree to co-operate with the other regarding an expropriation of the Leased Premises or the Property or any part thereof, so that each may receive the maximum award to which they are respectively entitled at law. To the extent that any portion of the Property other than the Leased Premises is expropriated, then, the full proceeds accruing or awarded as a result will belong to the Landlord and the Tenant will abandon or assign to the Landlord any rights which the Tenant may have or acquire by operation of law to those proceeds or awards and will execute all such documents as in the opinion of the Landlord are necessary to give effect to this intention.

SECTION 10.4  ARCHITECT

The opinion, decision or certificate of the Architect will bind the parties as to (a) the percentage of the Rentable Area of the Building damaged or destroyed;
(b) the period of time required to restore the Leased Premises or the Building;
(c) whether or not the Leased Premises are rendered untenantable and the extent of such untenantability; (d) the date upon which the Landlord's or Tenant's obligations restoration obligations are completed or substantially completed and the date when the Leased Premises are rendered tenantable; and (e) the state of completion of any work of either the Landlord or the Tenant or the Tenant under this Lease.

                                  ARTICLE 11.
                           ASSIGNMENT AND SUBLETTING

SECTION 11.1  ASSIGNMENT AND SUBLETTING

(a) The Tenant will not: (i) assign this Lease; (ii) sublet, share or part with possession of all or any part of the Leased Premises; nor (iii) mortgage or encumber this Lease, its Leasehold Improvements and Fixtures, or the Leased Premises (collectively, a "Transfer"), by or in favour of any Person (a "Transferee") without the prior written consent of the Landlord which consent may be unreasonably withheld, notwithstanding any statutory provision to the contrary, in the event of any request for consent to a Transfer within twenty-four (24) months of the Commencement Date or if the length of time since the previous Transfer is less than twenty-four (24) months, and in all other instances may not be unreasonably withheld. However, notwithstanding any statutory provisions to the contrary, the Landlord will be deemed to be reasonable if it bases its decision whether or not to consent on any or all of the following factors:

     (i) whether the Transfer is contrary to any covenants or restrictions granted by the Landlord to other existing or prospective tenants or occupants of the Building, or to the Mortgagee or any other parties;

     (ii) whether in the Landlord's opinion the financial background, business history and capability of the Transferee is satisfactory;

     (iii) whether in the Landlord's opinion the Transferee will be able to pay the Rent in full when due and payable;

     (iv) whether the Landlord at that time has or will have in the next ensuing three month period, other premises elsewhere in the Building which might be suitable for the needs of the Transferee;

     (v) whether the proposed Transfer is in favour of any existing occupant of the Building; and

     (vi) whether in the opinion of the Landlord, the nature or character of the proposed business of the Transferee is unethical, immoral, illegal or such that it might harm or tend to harm the business or reputation of the Landlord or reflect unfavourably on the whole or any part of the Building, the Landlord or the other tenants of the Building.

The consent by the Landlord to any Transfer will not constitute a waiver of the necessity for consent to any subsequent Transfer.

This prohibition against a Transfer without first obtaining the Landlord's consent applies to a change in the direct or indirect effective voting control of the Tenant from the Person(s) holding voting control at the date of this Lease (or if the Tenant is not a corporation, at the date of the assignment of this Lease to a corporation), unless (A) the Tenant is a public corporation whose shares are listed and traded on any recognized stock exchange in Canada or the United States, and (B) the Landlord receives assurances satisfactory to the Landlord that there will be a continuity of the management of the Tenant, and of its business practices and policies. If the Tenant is a partnership or is controlled by a partnership (either directly or indirectly), this prohibition against a Transfer also includes a change in the constitution of the partnership resulting from the withdrawal of any of the partners existing as of the Commencement Date (or if the Tenant is not a partnership, at the date of the assignment of this Lease to a partnership) or the addition of any partners to the partnership subsequent thereto. This prohibition against a Transfer also includes an assignment by operation of law. No Transfer may be made where any portion of Rent is lower than that provided for in this Lease or otherwise on terms more favourable to the Transferee than the terms set forth in this Lease.

(b) If the Tenant intends to effect a Transfer, then the Tenant will give prior written notice to the Landlord of such intent, specifying the proposed Transferee and providing additional information including, without limitation, a copy of a bona fide written offer with respect to the proposed Transfer which the Tenant is prepared to accept subject to compliance with the provisions of this Lease and which must disclose any and all monetary payments or other consideration made or to be made by the proposed Transferee as consideration for such Transfer and any other information concerning the financial or business status of the Transferee that the Landlord requires. The Landlord will, within thirty (30) days after having received notice and all necessary information, notify the Tenant in writing either that (i) it consents or does not consent to the Transfer, or (ii) it elects to cancel this Lease in preference to giving consent. If the Landlord elects to cancel this Lease, the Tenant will notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from the Transfer or to accept the cancellation of this Lease. If the Tenant fails to deliver its notice within the fifteen (15) day period, this Lease will be terminated upon the date stipulated by the Landlord in its notice of cancellation. If the Tenant advises the Landlord it intends to refrain from the Transfer, then the Landlord's election to cancel this Lease will be void.

(c) If there is a Transfer, the Landlord may collection Rent from the Transferee, and apply the net amount collected to the Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of any payments by a Transferee will be a waiver of the requirement for the Landlord's consent to such Transfer, or the acceptance of the Transferee as the Tenant, or a release of the Tenant from the further performance by the Tenant of its covenants or obligations. Any documents evidencing the consent to the Transfer will be prepared by the Landlord or its solicitors, and all legal costs incurred by the Landlord and the Landlord's then-standard fee with respect thereto will be paid by the Tenant to the Landlord or its solicitors as Additional Rent. Notwithstanding a Transfer, the Tenant will be jointly and severally liable with the Transferee on this Lease and will not be released from performing any of its obligations.

(d) If the Tenant receives consent under Section 11.1, it will be subject to the following conditions that:

     (i) the Basic Rent payable by the Transferee will not be less than the greater of:

           (A) the Landlord's current posted rental rate for premises in the Building similar to the Leased Premises at the time of the Landlord's consent;

           (B) the Basic Rent payable under Section 3.2 immediately prior to the Transfer; or

           (C) the Market Rental at the time the Landlord gives its consent, as determined by the Landlord in accordance with the provisions hereof;

     If the annual Basic Rent is to increase at specified times in accordance with this Lease, such increases will be added to the Basic Rent as determined above.

     (ii) any money or other value (including, without limitation, any amount payable by the Transferee to the Tenant in excess of the Basic Rent payable by the Tenant in accordance with Section 3.2 hereof for the portion of the Leased Premises so Transferred) which is paid, directly or indirectly, by any Transferee to the Tenant in connection with a Transfer, shall be paid by the Tenant to the Landlord as Additional Rent forthwith upon receipt of same;

     (iii) at the Landlord's option, the Transferee shall enter into a written agreement directly with the Landlord to be bound by all of the terms contained in this Lease; and

     (iv) if this Lease is disaffirmed, disclaimed, repudiated or terminated by any trustee in bankruptcy of a Transferee, the original Tenant named in this Lease or any Transferee (except the bankrupt Transferee) will be considered, upon notice from the Landlord given within thirty (30) days after the disaffirmation, disclaimer, repudiation or termination, to have entered into a lease (the "Remainder Period Lease") with the Landlord, on the same terms and conditions as are contained in this Lease, mutatis mutandis, except that (A) the Term of the Remainder Period Lease shall commence on the date of the disaffirmation, disclaimer, repudiation or termination and shall expire on the date this Lease would have expired had it not been so disaffirmed, disclaimed, repudiated or terminated, and (B) the Basic Rent shall be increased based on the formula set out in Section 11.1(d)(i).

(e) The Tenant acknowledges and agrees that the Landlord will not be liable for any claims, actions, damages, liabilities or expenses of the Tenant or any proposed Transferee arising our of the Landlord unreasonably withholding its consent to any Transfer and the Tenant's only recourse will be to bring an application for a declaration that the Landlord must grant its consent to the Transfer.

SECTION 11.2  ASSIGNMENT BY THE LANDLORD


     If there is a sale, lease or other disposition by the Landlord of the Property or any part thereof, or the assignment by the Landlord of this Lease or any Interest of the Landlord hereunder, and to the extent that the purchaser or assignee assumes the covenants and obligations of the Landlord hereunder, the Landlord will, thereupon and without further agreement, be relieved of all further liability with respect to its covenants and obligations.

                                  ARTICLE 12.
                             ACCESS AND ALTERATIONS

SECTION 12.1  RIGHT OF ENTRY

     The Landlord and its agents have the right to enter the Leased Premises at all reasonable times (except in the event of an emergency, when the Landlord can enter at any time) to show them to prospective purchasers, lessees or mortgagees, and to examine them and make repairs, alterations or changes to the Leased Premises or the Building as the Landlord considers necessary including, without limitation, repairs, alterations or changes to the pipes, conduits, wiring, ducts and other installations in the Leased Premises where necessary to serve another part of the Building. For that purpose, the Landlord may take all required material into the Leased Premises and may have access to all ducts located under the floor or above the ceiling and access panels to mechanical shafts and the Landlord has the right to check, calibrate, adjust and balance controls and other parts of the heating, ventilating and air-conditioning. The Rent will not abate while any repairs, alterations or changes are being made due to loss or interruption of the business of the Tenant or otherwise, and the Landlord will not be liable for any damage, injury or death caused to any Person, or to the property of the Tenant or of others located on the Leased Premises as a result of the entry.

                                  ARTICLE 13.
                 STATUS STATEMENT, SUBORDINATION AND ATTORNMENT

SECTION 13.1  STATUS STATEMENT

     Within ten (10) days after written request by the Landlord, the Tenant will deliver in a form supplied by the Landlord, a status statement or a certificate to any proposed purchaser, assignee, lessor or mortgagee, or to the Landlord, which will contain such statements, acknowledgments and information as is customarily called for in status statements and estoppel certificates delivered in conjunction with commercial tenancies.

SECTION 13.2   SUBORDINATION AND ATTORNMENT

     (a) This Lease and the Tenant's rights hereunder are, and will at all times be, subordinate to all ground or underlying leases, mortgages, trust deeds or the charge or lien resulting from, or any instruments of, any financing, refinancing or collateral financing (collectively, an "Encumbrance") or any renewals or extensions thereof from time to time in existence against the Property or any part thereof, and the Tenant will, upon request, execute any document requested by the Landlord to confirm the subordination of this Lease to any Encumbrance and to the advances made or to be made on the security of the Encumbrance. The Tenant will also, if requested, (i) attorn to the Owners, the holder of any Encumbrance or any representative, receiver or receiver-manager appointed or designated by the Owner or the holder of any Encumbrance, and (ii) attorn to the purchaser of transferee of the Property (or any part of it) or of any ownership or equity interest in the Property (or any part of it).

(b) The Tenant will, if possession is taken under, or any proceedings are brought for possession under or the foreclosure of, or in the event of the exercise of the power of sale under, any Encumbrance, attorn to the Encumbrancer or the purchaser upon any such foreclosure, sale or other proceeding and recognize the Encumbrancer or the purchaser as the Landlord under this Lease.

(c) The form and content of any document confirming or effecting the subordination and attornment provided for in this Section 13.2 will be that required by the Landlord or the holder of any Encumbrance or the purchaser or transferee in each case, and each such document will be executed and delivered by the Tenant to the Landlord within ten (10) days after the Landlord requests it.

(d) Upon written request of the Tenant, the Landlord shall submit to any long-term encumbrancer of the Property for its consideration, the Tenant's form of agreement to the effect that so long as the Tenant performs and observes all of its covenants, obligations and agreements under this Lease and attorns to such encumbrancer, it shall be permitted to remain in quiet possession of the Leased Premises without interruption or disturbance from such encumbrancer, subject to the terms of this Lease. The Tenant shall pay to the Landlord on demand the Landlord's legal and administrative charges in connection with such agreement. The Tenant shall indemnify the Landlord from and against all costs including legal and administrative costs incurred by the Landlord in connection with obtaining and preparing any such agreement.

SECTION 13.3   ATTORNEY
     The Tenant will, upon request of the Landlord, execute and deliver promptly any statements, instruments and certificates required to carry out the intent of Sections 13.1 or 13.2. Failure by the Tenant to deliver any of the foregoing within ten (10) days after the date of a request by the Landlord shall constitute a default under this Lease and the Landlord shall be entitled to exercise all of its remedies pursuant to Article 14 hereof.

SECTION 13.4   FINANCIAL INFORMATION

     The Tenant will, upon request, provide the Landlord with such information as to the Tenant's financial standing and corporate organization as the Landlord or the Mortgagee requires.

                                  ARTICLE 14.
                                    DEFAULT

SECTION 14.1   RIGHT TO RE-ENTER

If and whenever:

     (i) the Tenant fails to pay any Rent on the day or dates appointed for payment and such default shall continue for a period of five
               (5) consecutive days; or

     (ii) the Tenant fails to observe or perform any other of the terms, covenants or conditions of this Lease to be observed or performed by the Tenant (other than the terms, covenants or conditions set out below in subparagraph (iii) for which no notice shall be required), provided the Landlord first gives the Tenant ten (10) days' written notice of the Tenant's failure, or such shorter period of time as is otherwise provided in this Lease, and the Tenant within the ten (10) day or shorter period fails to commence diligently and thereafter to proceed diligently to cure its failure; or

     (iii) the Tenant or any Indemnifier becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors or any arrangement or compromise; a receiver or a receiver-manager is appointed for all or a portion of the Tenant's property; any steps are taken or any action or proceedings are instituted by the Tenant or by any other party to dissolve, wind-up or liquidate the Tenant or its assets; the Tenant abandons the Leased Premises, or sells or disposes of the trade fixtures, goods or chattels of the Tenant or removes them from the Leased Premises so that there would not in the event of such sale or disposal be sufficient trade fixtures, goods or chattels of the Tenant on the Leased Premises subject to distress to satisfy all Rent due or accruing hereunder for a period of at least three (3) months; the Leased Premises become and remain vacant for a period of five (5) consecutive days; the Tenant effects or permits a Transfer without the Landlord's consent where required; this Lease or any of the Tenant's assets are taken under any writ of execution; or re-entry is permitted under any other terms of this Lease.

then the Landlord, in addition to any other rights or remedies do it, has the immediate right of re-entry upon the Leased Premises and it may repossess the Leased Premises and enjoy them as of its former estate and may expel all Persons and remove all property from the Leased Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned.

SECTION 14.2     RIGHT TO RELET

(a) If the Landlord elects to re-enter the Leased Premises, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may without terminating this Lease make any alterations and repairs as are necessary in order to relet the Leased Premises. Upon each reletting (which reletting the Landlord may do at such rental and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable) all rent received by the Landlord will be applied, first to the payment of any indebtedness other than Basic Rent or Additional Rent due hereunder; second, to the payment of any costs and expenses or reletting including brokerage fees and solicitor's fees and the costs of alterations and repairs; third, to the payment of Basic Rent and Additional Rent due and unpaid hereunder; and the residue, if any, will be held by the Landlord and applied in payment of future Rent as it becomes payable hereunder. No re-entry or taking possession of the Leased Premises will be construed as an election on its part to terminate this Lease unless a written notice of that intention is given to the Tenant. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

(b) If the Landlord terminates this Lease, in addition to other remedies available, it may recover from the Tenant all damages the Landlord incurs by reason of the Tenant's breach, including the cost of recovering the Leased Premises, all legal costs incurred by the Landlord and the Basic Rent, Additional Rent and GST which would have been payable for the remainder of the Term had the Lease not otherwise have been terminated, all of which shall be immediately due and payable by the Tenant to the Landlord. In any of the events referred to in Section 14.1. In addition to all other rights, the full amount of the current month's instalment of Basic Rent and Additional Rent, together with the next three months' instalments of Basic Rent and Additional Rent, all of which will be deemed to be accruing due on a day-to-day basis, will immediately become due and payable as accelerated rent, and the Landlord may immediately distrain for the same, together with any arrears then unpaid.

SECTION 14.3     EXPENSES

If legal action is brought for recovery of possession of the Leased Premises, for the recovery of Basic Rent, Additional Rent and GST or any other amount due under this Lease, or because of the breach of any other of the Tenant's obligations, the Tenant will pay to the Landlord all expenses incurred therefor including a solicitor's fee (on a solicitor and his client basis), unless a court otherwise awards, plus fifteen percent (15%) of such expenses to cover the Landlord's overhead and administrative costs.

SECTION 14.4     WAIVER OF EXEMPTION FROM DISTRESS

Despite the Landlord and Tenant Act, or any other applicable Act, legislation, or any legal or equitable rule of law, non of the goods and chattels of the Tenant which are on or have at any time been on the Leased Premises will be exempt from levy by distress for Basic Rent or Additional Rent in arrears by the Tenant.

SECTION 14.5     LANDLORD'S RIGHTS

If the Tenant fails to pay any Additional Rent payable to a third party when due, the Landlord may, but will not be obligated to, pay all or part of the amount payable. If the Tenant is in default in the performance of any of its other covenants or obligations under the Lease, the Landlord may, but will not be obligated to, after giving reasonable notice (it being agreed that forty-eight (48) hours is a reasonable notice of default of Section 8.1), or, without notice in the case of an emergency, perform or cause to be performed all or part of what the Tenant failed to perform and may enter upon the Leased Premises and do those things that the Landlord considers necessary for that purpose. The Tenant will pay to the Landlord on demand, the Landlord's expenses incurred under this Section 14.5 plus an amount equal to fifteen percent (15%) of those expenses for the Landlord's overhead and administrative costs. The Landlord will have no liability to the Tenant for loss or damages resulting from its action or entry upon the Leased Premises.

SECTION 14.6     REMEDIES GENERALLY

Mention in this Lease of any particular remedy of the Landlord in respect of the default by the Tenant does not preclude the Landlord from any other remedy in respect thereof, whether available at law or in equity or by statute or expressly provided for in this Lease. No remedy shall be exclusive or dependent upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies generally or in combination, such remedies being cumulative and not alternative. Subject to Section 11.1(e), whenever the Tenant seeks a remedy in Court to enforce the observance or performance of one of the terms, covenants and conditions contained in this Lease on the part of the Landlord to be observed or performed, the Tenant's only remedy shall be for damages the Tenant shall be able to prove in a Court of competent jurisdiction that it has suffered as a result of a breach (if established) by the Landlord in the observance or performance of any of the terms, covenants and conditions contained in this Lease on the part of the Landlord to be observed or performed.

                                  ARTICLE 15.
                                 MISCELLANEOUS

SECTION 15.1     RULES AND REGULATIONS

The Rules and Regulations adopted by the Landlord including, without limitation, those set out in Schedule "E", are made a part of this Lease, and the Tenant will observe them. The Landlord reserves the right to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Property or any part thereof as in the Landlord's judgment are needed for the safety, care, cleanliness and efficient operation of the Building. Notice of the Rules and Regulations and amendments and supplements, if any, will be given to the Tenant and the Tenant, its invitees or those for whom the Tenant is at law responsible, will thereupon observe them provided that they do not contradict any terms, covenants and conditions of this Lease. Any breach of any of the Rules and Regulations by the Tenant, its invitees or those for whom the Tenant is at law responsible, shall constitute a breach under this Lease and all remedies and rights generally available to the Landlord for a breach by the Tenant under this Lease shall be available and may be applied against the Tenant.

SECTION 15.2     INTENT AND INTERPRETATION

(a)     NET LEASE

The Tenant acknowledges that it is intended that this Lease is a completely carefree net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof and the Tenant will pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises except as expressly herein set out.

(b)     OBLIGATIONS AS COVENANTS AND SEVERABILITY

Each obligations or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes. If any provision of this Lease is or becomes invalid, void, illegal or unenforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties as though such provision had not been included.

(c)     ENTIRE AGREEMENT AND AMENDMENT OR MODIFICATION

This Lease and the Schedules, and Riders, if any, attached together with the Rules and Regulations set forth all covenants, promises, agreements, conditions or understandings, either oral or written, between the Landlord and the Tenant. No alteration or amendment to this Lease will be binding upon the Landlord or the Tenant unless in writing and signed by the Tenant and the Landlord.

(d)     GOVERNING LAW

This Lease will be construed in accordance with and governed by the laws of the Province in which the Building is located.

(e)     TIME OF THE ESSENCE

Time is of the essence of this Lease and of every part of it.

SECTION 15.3     OVERHOLDING - NO TACIT RENEWAL

If the Tenant remains in possession of the Leased Premises after the end of the Term without having signed a new lease or an extension of Term agreement, there is no tacit renewal of this Lease or the Term, notwithstanding any statutory provisions or legal presumptions to the contrary, and the Tenant will be deemed to be occupying the Leased Premises as a tenant from month-to-month at a monthly Basic Rent equal to twice the monthly amount of Basic Rent payable during the last month of the Term, and otherwise, upon the same terms, covenants and conditions as are set forth in this Lease (including the payment of Additional Rent) so far as these are applicable to a monthly tenancy.

SECTION 15.4     TENANT PARTNERSHIP OR GROUP

(a) If the Tenant is a partnership ("Tenant Partnership") each Person who is presently a member of the Tenant Partnership, and each Person who subsequently becomes a member of any successor Tenant Partnership will be and continue to be liable jointly and severally for the full performance of, and will be and continue to be subject to, the terms, covenants and conditions of this Lease, whether or not the Person ceases to be a member of the Tenant Partnership or successor Tenant Partnership.

(b) If the Tenant is comprised of more than (1) Person, each such Person will be and continue to be liable jointly and severally for the full performance of, and will be and continue to be subject to, the terms, covenants and conditions of this Lease, whether or not the Person ceases to be actively involved in the business operations conducted from the Leased Premises.

SECTION 15.5  WAIVER

The waiver by either party of any breach of the other of any term, covenant or condition herein contained, is not deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of Rent by the Landlord is not deemed to be a waiver of any preceding breach by the Tenant regardless of the Landlord's knowledge of the preceding breach at the time of acceptance of the Rent. No term, covenant or condition of this Lease is deemed to have been waived by the Landlord unless the waiver is in writing by the Landlord.

All Basic Rent and Additional Rent to be paid by the Tenant to the Landlord will be paid without any deduction, abatement, set-off or compensation whatsoever (except for the Basic Rent to the extent it may be abated pursuant to Section 10.1), and the Tenant hereby waives the benefit of any statutory or other rights in respect of abatement, set-off or compensation in its favour at the time hereof or at any future time.

SECTION 15.6  ACCORD AND SATISFACTION

No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly payment of Rent stipulated is deemed to be other than on account of the earliest stipulated Rent, nor is any endorsement or statement on any cheque or any letter accompanying any cheque or payment as Rent deemed an acknowledgment of full payment of accord and satisfaction. The Landlord may accept and cash any cheque or payment without prejudice to the Landlord's right to recover the balance of the Rent due or to pursue any other remedy provided in this Lease.

SECTION 15.7  FORCE MAJEURE

Notwithstanding anything in this Lease, if either party is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes or labour troubles; inability to procure materials or services; power failure; restrictive governmental laws or regulations; riots; insurrection; sabotage; rebellion; war; act of God; climatic conditions; or other reason whether of a like nature or not which is not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then the performance of that term, covenant or act is excused for the period of the delay and the party delayed will be entitled to perform that term, covenant or act within the appropriate time period after the expiration of the period of the delay. However, the provisions of this Section do not operate to excuse the Tenant from the prompt payment of Rent.

SECTION 15.8  NOTICES

Any notice, demand, request or other instrument which may be or is required to be given under this Lease will be personally delivered or sent by telecopy, fax or registered mail postage prepaid and will be addressed (a) if to the Landlord, to the address specified in Section 1.6 of the Special Provisions, and (b) if to the Tenant, at the Leased Premises or, at the Landlord's option to the Tenant's office at the address specified in Section 1.7 of the Special Provisions. Any notice, demand, request or consent is conclusively deemed to have been given or made on the day upon which it is personally delivered or sent by telecopy or fax, or, if mailed, then four (4) business days (excluding Saturdays, Sundays and statutory holidays) following the day of mailing, as the case may be. Either party may give written notice of any change of its address and thereafter the new address is deemed to be the address of that party for the giving of notices. If the postal service is interrupted or is substantially delayed, any notice, demand, request or other instrument must be personally delivered.

SECTION 15.9  REGISTRATION

Neither the Tenant nor any one on the Tenant's behalf or claiming under the Tenant will register this Lease. If either party intends to register a document for the purpose only of giving notice of this Lease or of any assignment or sublease of this Lease, then, upon request, both parties will join in the execution of a short form or notice of this Lease which will (a) be prepared by the Landlord or its solicitors at the Tenant's expense, and (b) only describe the parties, the Leased Premises and the Commencement Date and the expiration date of the Term, and any options to extend the Term.

SECTION 15.10  ACCRUAL OF BASIC RENT AND ADDITIONAL RENT

Rent will be considered as annual and accruing from day-to-day based upon a three hundred and sixty-five (365) day calendar year and where it becomes necessary for any reason to calculate Rent for an irregular period of less than one (1) year, an appropriate apportionment and adjustment will be made.

SECTION 15.11  COMPLIANCE WITH THE PLANNING ACT - INTENTIONALLY DELETED

SECTION 15.12  QUIET ENJOYMENT

If the Tenant pays the Rent and observes and performs all its terms, covenants and conditions, the Tenant will quietly hold and enjoy the Leased Premises for the Term without interruption by the Landlord, unless otherwise permitted under the terms of this Lease.

SECTION 15.13  CONSENT AND APPROVAL

The Landlord and each Person acting for or on behalf of the Landlord, making a determination, designation, calculation, estimate, conversion or allocation under this Lease, will act reasonably and in good faith and each accountant, architect, engineer or surveyor, or other professional Person employed or retained by the Landlord will act in accordance with the applicable principles and standards of that Persons' profession.

SECTION 15.14   NON-LIABILITY

The Tenant acknowledges, covenants and agrees:

          (i) that the Landlord named in this Lease is the nominee on behalf of RioCan Real Estate Investment Trust (the "Trust"); and

          (ii) the obligations being created by this Lease and any liabilities arising in any manner whatsoever out of or in connection with this Lease are not personally binding upon, and that resort shall not be had to, nor shall recourse or satisfaction be sought from, the private property of any of;

               (A)  the unitholders of the Trust;
               (B) annuitants under a plan of which a unitholder of the Trust acts as trustee or carrier; and
               (C)  the officers, trustees, employees or agents of the Trust.


                                  ARTICLE 16.
                                  DEFINITIONS

In this Lease and in the Schedules to this Lease the following definitions are applicable:

Section 16.1 "Additional Rent" means all sums of money or charges required to be paid by the Tenant under this Lease (except Basic Rent) whether or not designated "Additional Rent" or payable to the Landlord.

Section 16.2 "Additional Services" means the services and supervision thereof by the Landlord referred to in Section 5.5 hereof, and all other services of any nature or kind supplied by the Landlord in addition to those required to be supplied by the Landlord to the Tenant pursuant to this Lease, except for any services which the Landlord elects to supply to all of the tenants of the Building the cost of which is included in Operating Costs.

Section 16.3 "Alterations" means any repairs, replacements, decorations, Leasehold Improvements or other alterations made by the Tenant or its representatives to any part of the Leased Premises, or made by any other tenant to any other leased premises in the Building.

Section 16.4 "Architect" means the architect, surveyor or space planner from time to time named by the Landlord. The decision of the Architect whenever required by this Lease (or requested by the Landlord) and any certificate prepared or approved by the Architect will be final and binding.

Section 16.5 "Basic Rent" means the sums payable by the Tenant to the Landlord as set out in Section 3.2 of this Lease.

Section 16.6 "Building" means the multi-storey office building erected or to be erected on the Lands and located in the City of Burnaby, Province of British Columbia, known municipally as 4664 Lougheed Highway, and forming a part of the project known generally as Brentwood Office Centre, from and including the lowest floor or level of the Building to and including the roof thereon, the Common Areas and Facilities, the Parking Areas, and the areas and facilities serving the Building, as determined by the Landlord, which areas and facilities may include, without limitation, lobbies, foyers and vestibules, sidewalks, storage and mechanical areas, janitor rooms, mail rooms, telephone, mechanical and electrical rooms, stairways, escalators, elevators, truck and receiving areas, driveways, loading docks and corridors and shall also include the Retail Area, the Office Area, the Storage Areas and those areas designated or intended by the Landlord to be leased or used for service, administration, management, safety and operational purposes.

Section 16.7 "Common Areas and Facilities" means (a) those areas, facilities, utilities, improvements, equipment and installations in the Building which, from time to time, are not designated or intended by the Landlord to be leased to tenants of the Building, and (b) those areas, facilities, utilities, improvements, equipment and installations which serve or are for the benefit of the Property, whether or not located within, adjacent to, or near the Building and which are designated from time to time by the Landlord as part of the Common Areas and Facilities, including, without limitation, all areas, facilities, utilities, improvements, equipment and installations which are provided or designated (and which may be changed from time to time) by the Landlord for the use or benefit of the tenants, their employees, customers and other invitees in common with others entitled to the use and benefit thereof in the manner and for the purposes permitted by this Lease.

Section 16.8 "Concourse Level" means the areas of the Building, if any, located below the ground floor and forming part of the Retail Area, together with all other facilities and areas located on such level(s).

Section 16.9 "Fixtures" means all furniture, trade fixtures and equipment installed by the Tenant in the Leased Premises and not affixed in any manner thereto.

Section 16.10 "Fixturing Period" means the period referred to in Section 1.2 of the Special Provisions during which the Tenant is required to complete the Tenant's Work.

Section 16.11 "Hazardous Substances" means any contaminant, pollutant, dangerous substance, potentially dangerous substance, noxious substance, toxic substance, hazardous waste, flammable, explosive or radioactive material, urea formaldehyde foam insulation, asbestos, PCB's or any other substances or materials that are declared or defined to be hazardous, toxic, contaminants or pollutants in or pursuant to any applicable federal, provincial or municipal statute, by-law or regulation.

Section 16.13 "Landlord" means the party of the First Part and includes the Landlord and its duly authorized representatives.

Section 16.14 "Landlord's Work" means all construction and other work referred to as "Landlord's Work" in Schedule "C" attached hereto.

Section 16.15 "Lands" means the lands underneath, adjacent and appurtenant to the Building, as more particularly described in Schedule "A" attached to this Lease or as such Lands may be altered, expanded or reduced from time to time.

Section 16.16 "Lease" means this agreement and all the terms, covenants and conditions set out herein, as amended from time to time in accordance with
Section 15.2(c) hereof.

Section 16.17 "Leased Premises" means the premises demised by this Lease as set out in Section 2.1 hereof.

Section 16.18 "Leasehold Improvements" means all items generally considered as leasehold improvements, including without limitation all installations, alterations and additions from time to time made, erected or installed in the Leased Premises by or on behalf of the Tenant, or any previous occupant of the Leased Premises or by or on behalf of tenants in other premises in the Building including, without limitation, all partitions however affixed and whether or not moveable, heating, ventilating and air-conditioning systems, facilities and equipment, light fixtures, internal stairways and doors, floor, wall and ceiling coverings, and any and all fixtures, facilities, equipment or installations installed by or on behalf of the Landlord in accordance with Schedule "C".

Section 16.19 "Market Rental" means, at any given time, the then current market net rental rate for net leases with similar terms (including, without limitation, the length of the term and the frequency of adjustments in rent, if any) entered into at arm's length for premises of similar size, age, quality and use, similarly improved and fixtured in similar office buildings in the City in which the Building is located.

Section 16.20 "Mortgagee" means any mortgagee or chargee (including any trustee for bondholders), from time to time, of the Property or any part thereof, or of the Landlord's or the Owners' interest in the Property.

Section 16.21 "Normal Business Hours" means the hours from 8:00 a.m. to 6:00 p.m. on Mondays to Fridays unless such a day is a statutory holiday.

Section 16.22 "Office Area" means the portion of the Building designated by the Landlord from time to time for office purposes located on all floors of the building and such changes, alterations and improvements as may be made thereto from time to time in the sole discretion of the Landlord.

Section 16.23

     (a) "Operating Costs" means the total amounts incurred, paid or payable whether by the Landlord or by others on behalf of the Landlord which are applicable or attributable to the Property, as determined by the Landlord in the manner set forth in the following sentence, for the maintenance, operation, repair, replacement, management and administration of the Property, calculated as if the Building were fully occupied and operational during each Lease Year of the Term. The Tenant acknowledges and agrees that Operating Costs may be attributed by the Landlord to the Office Area, Retail Area and other components of the Building in accordance with current practices relevant to multi-use commercial developments on a basis consistent with the nature of the particular costs and expenses being attributed and the costs and expenses so attributed may be allocated to the tenants of such components separately in which event the Tenant shall pay the Tenant's Share of such costs and expenses so allocated.

     (b) Operating Costs include, without limitation and without duplication, the aggregate of:

     (i) the total annual costs of insuring the Building and equipment and other property servicing the Building from time to time as the Landlord, or the Mortgagee, from time to time determines, provided that if the Landlord self insures with respect to any of the insurance required to be maintained by it in accordance with the terms of this Lease, reasonable reserves not to exceed insurance premiums that otherwise would be payable or attributable by the Landlord to such insurance may be included hereunder;

     (ii) the cost of cleaning (including carpet cleaning in the Common Areas and Facilities and window cleaning), snow removal, garbage and waste collection and disposal, including the cost of performing the work referred to in Section 5.2(a), and the cost of security, supervision and traffic control;

    (iii) the aggregate of the costs and amounts paid by the Landlord, to the extent such costs are not separately metered and paid for directly by individual tenants, for Utilities used in the maintenance, operation, heating, ventilating and air-conditioning of the Building;

     (iv) salaries, wages and other amounts paid or payable for all management, supervisory, and operational personnel including the Building manager, engineers, janitors, caretakers, security staff, management personnel (in each case whether employed by the Landlord or pursuant to a third party management contract) and all other related staff and the total charges (including contributions and premiums for fringe benefits, unemployment insurance, and Workers' Compensation, pension plan contributions and similar premiums and contributions) of any independent contractors or managers, engaged in the repair, care, maintenance, security, management and cleaning of the Property;

     (v) the cost of the rental of any equipment and signs, and the cost of supplies, used by the Landlord in the maintenance and operation of the Property;

     (vi) audit fees and the cost of accounting services incurred in the preparation of the statements referred to in this Lease and the financial statements related thereto, and in the computation of the Rent and other charges payable by tenants of the Building;

     (vii) subject to (viii) below, the cost of all repairs and replacements to and maintenance (including, without limitation, landscaping maintenance) and operation of the Property and the systems, facilities and equipment serving the Building (including without limitation, the components of the heating, ventilating and air-conditioning systems serving portions of the Building which are maintained and repaired by the Landlord) and all repairs and replacements undertaken by the Landlord for the general safety and benefit of the tenants of the Building or to reduce Operating Costs;

     (viii) depreciation or amortization over the economic life, (not to exceed fifteen (15) years), together with interest calculated at two (2) percentage points above the Prime Rate, of the costs, including repairs and replacements of the maintenance, cleaning, operating, heating, ventilating and air-conditioning equipment, master utility meters and all other fixtures, equipment and facilities that are part of the Building and not intended to be leased to tenants, which, in accordance with generally accepted accounting principles, are not fully expended or deducted in the Lease Year in which they are incurred;

     (ix) all business taxes and other Taxes, if any, from time to time payable by the Landlord with respect to the Common Areas and Facilities and Capital Taxes as defined herein;

     (x) the Market Rental, business taxes and other Taxes, if any, attributable to space in the Building occupied by the Landlord or the Building manager for management, supervisory or administrative purposes including, without limitation, space leased or used for service, administration, management, safety and operational purposes;

     (xi) the costs and expenses of environmental site reviews and investigations, and removal and/or clean-up of Hazardous Substances from the Common Areas and Facilities; and

     (xii) an administration and management fee of at least five percent (5%) of the Rent (including Basic Rent, Percentage Rent and Additional
             Rent) received or receivable by the Landlord from the tenants of the Building; the actual amount of the administration fee referred to herein shall be determined by the Landlord and may be increased from time to time by the Landlord in accordance with the then current rate for such fees in comparable buildings in the vicinity.

     From the total of the above costs, there shall be deducted or excluded, as the case may be:

     (A) all net recoveries which reduce Operating Costs received by the Landlord from tenants as a result of any act, omission, default or negligence of such tenants or by reason of a breach by such tenants of provisions in their respective leases (other than recoveries from such tenants under clauses in their respective leases requiring their contribution to Operating Costs);

     (B) net proceeds received by the Landlord from insurance policies taken out by the Landlord to the extent that the proceeds relate to Operating Costs;

     (C) ground rent payable to any ground lessor if the Landlord is not the owner of the Lands and principal and interest payments on any mortgages, charges or other encumbrances registered against the title of the Property;

     (D) costs and expenses relating to the leasing of space or premises in the Building including leasing commissions and advertising costs; and

     (E) the cost of Alterations to specific leased premises in the Building which are completed at the request of the tenant of such premises and which are not specifically referred to as costs or expenses which are the responsibility of the Tenant pursuant to the provisions of this Lease.

     (C) "Capital Tax" means the amount imputed by the Landlord to the Building for taxes, rates, duties and assessments imposed from time to time upon the Landlord or the Owners and payable by the Landlord or the Owners on account of the capital that it or they have invested in the Building or any part of it. Capital Tax will be imputed (i) as if the Building were the only property of the Landlord or the Owner; and (ii) on the basis of the Landlord's determination of the amount of capital attributable to the Building. The Landlord's determination of the capital attributable to the Building will be based solely on the costs of acquiring, developing and constructing the Building and any expansions or additions to it. Capital Tax will not be increased by any mortgage or other financing or refinancing of the Building or any part of it.

Section 16.24 "Owners" means the registered owners and holders of the freehold or leasehold title of the Property or any part thereof from time to time. In sections that contain a release or other exculpatory language in favour of the Owners. "Owners" includes the officers, directors, employees (while in the ordinary course of their employment) and agents of the Owners.

Section 16.25 "Parking Areas" means the improvements constructed, or which may be constructed, in or as part of the Building for use as parking facilities and the areas and facilities that are appurtenant solely to those improvements.

Section 16.26 "Percentage Rent" means the sums payable by the tenants of the Retail Area based upon a percentage of the gross revenues received by such tenants.

Section 16.27 "Person", if the context allows, includes any person, firm, partnership or corporation, or any group of persons, firms, partnerships or corporations or any combination thereof.

Section 16.28 "Prime Rate" means the annual rate of interest from time to time publicly quoted by any Canadian chartered bank designated by the Landlord as its reference rate of interest for determining rates of interest chargeable in Toronto on Canadian dollar demand loans to commercial customers.

Section 16.29 "Property" means the Building and the Lands as herein defined.

Section 16.30 "Proportionate Share" means a fraction to be calculated by the Landlord, in each case being a fraction which has as its numerator the Rentable Are of the Leased Premises and as is denominator the Rentable area of the Building. The Landlord may recalculate or adjust the Tenant's Proportionate Share from time to time due to changes, additions or improvements to the Building.

Section 16.31 "Rent" means all Basic Rent and Additional Rent payable hereunder (together with Percentage Rent, where applicable).

Section 16.32 "Lease Year" means a period of time, the first Lease Year commencing on the first day of the Term hereof, and ending on the 31st day of December next following; thereafter Lease Years shall consist of consecutive period of twelve (12) calendar months. If, however, the Landlord considers it necessary or convenient for the Landlord's accounting purposes, the Landlord may at any time and from time to time, by written notice to the Tenant, specify an annual day from which each subsequent Lease Year is to commence, and, in such event, the then current Lease Year shall terminate on the date preceding the commencement of such new Lease Year. The last Lease Year of the Term shall terminate upon the expiration or earlier termination of this Lease, as the case may be.

Section 16.33 "Retail Area" means those portions of the Building designated by the Landlord from time to time for retail and commercial purposes located on the ground floor and the Concourse Level, if any, and such changes, alterations and improvements as may be made thereto from time to time in the sole discretion of the Landlord.

Section 16.34 "Storage Areas" means all those areas (which in all cases are separate and apart from leasable premises) to be used by tenants for storage in conjunction with use of leasable premises.

Section 16.35 "Structure" means the foundations, roof (excluding the roof membrane), exterior wall assemblies including weather walls and bearing walls, subfloor and structural columns and beams of the Building and any other portions of the Building designated by the Landlord from time to time as Structure.

Section 16.36 "Taxes" means all real property taxes, rates, duties and assessments (including local improvement taxes), imposts, charges or levies, whether general or special, that are levied, rated, charged or assessed against the Property or any part thereof or Rent therefrom from time to time by any lawful taxing authority, whether federal, provincial, municipal, school or otherwise, and any taxes or other amounts which are imposed in lieu of, or in addition to, any such real property taxes whether of the foregoing character or not and whether in existence at the Commencement Date or not, including, without limitation, any excise tax, business transfer tax or any tax levied, rated, charged or assessed in respect of the rental of space by the Tenant under this Lease, and any real property taxes or other taxes levied or assessed against the Landlord or the Owners on account of their respective interest in the Property or any part thereof, or their ownership thereof, as the case may be, calculated on the basis of the Building being assessed as a fully leased and operational building, and the costs and expenses incurred for consulting, appraisal, legal and other services to the extent they are incurred in an attempt to minimize or reduce any of the foregoing real property taxes or other taxes referred to above.

Section 16.37 "Tenant" means the party of the Second Part. If there is more than one Tenant, any notice required or permitted by this Lease may be given by or to any one of them and has the same force and effect as if given by or to all of them. Any reference to "Tenant" includes, where the context allows, the servants, employees, agents, invitees and licensees of the Tenant and all others over whom the Tenant may reasonably by expected to exercise control.

Section 16.38 "Tenant's Share" means a fraction to be calculated by the Landlord, in each case being a fraction which has as its numerator the Rentable Are of the Leased Premises and as its denominator the Rentable Area of each floor of the Office Area calculated on the basis that each such floor is a single tenancy floor. The Landlord may recalculate or adjust the Tenant's Share from time to time due to changes, additions, or improvements to the Building.

Section 16.39 "Tenant's Share" means all construction and other work required to be provided or performed in order to render the Leased Premises complete and suitable to open for business, including without limitation, all work designated as Tenant's Work in Schedule "C" attached hereto but excluding those items specifically referred to as "Landlord's Work".

Section 16.40 "Utilities" means all gas, electricity, water, steam, fuel, power, telephone and other utilities used in or for the Building or the Leased Premises, as the case may be, or allocated to the Leased Premises by the Landlord in accordance with the terms of this Lease.

     IN WITNESS WHEREOF, the Landlord and the Tenant have signed and sealed this Lease.


SIGNED, SEALED AND DELIVERED   )    LANDLORD: RIOCAN HOLDINGS INC.
  in the presence of:          )
                               )
                               )
                               )    Per:
                               )         --------------------------------------
                               )                                            c/s
                               )
                               )
                               )    Per:
                               )         --------------------------------------
                               )                                            c/s
                               )
                               )
                               )    TENANT: INFOWAVE WIRELESS MESSAGING INC.
                               )
                               )
                               )
                               )    Per:
                               )         --------------------------------------
                               )                                            c/s
                               )
                               )
                               )    Per:
                               )         --------------------------------------
                               )             (I/We have authority to bind
                               )                   the corporation)
                               )
                               )

RIDER NO. 1 TO A LEASE MADE BETWEEN

INFOWAVE WIRELESS MESSAGING INC. AS TENANT AND RIOCAN HOLDINGS INC. AS LANDLORD, IN RESPECT OF THE BRENTWOOD OFFICE CENTRE.

1.   RENT FREE PERIOD

The Landlord and Tenant acknowledge and agree that notwithstanding any other provision contained herein to the contrary, the Tenant shall be entitled to occupy the Leased Premises for the period from April 1, 1998 to and including June 30, 1998, without obligation to pay the Basic Rent provided for in Section
3.2 hereof (the "Rent Free Period") and shall during such period be a Tenant in the Leased Premises subject to the same covenants and agreements as are contained in this Lease, mutatis mutandis. Nothwithstanding the foregoing, it is understood and agreed that the Tenant shall be required to pay all Additional Rent provided for in this Lease during the Rent Free Period.

2.   RENEWAL OPTION

As long as the Tenant continues to comply with all the requirements of this Lease, the Tenant shall be granted one (1) option to renew the Lease for a further five (5) year term (the "Renewal Term") commencing on the 1st day following the expiration of the Term of the Lease, provided that the Tenant shall give to the Landlord not more than twelve (12) months, and not less than six (6) months prior to the expiration of the Term of the Lease, written notice of the Tenant's exercise of its right to renew for such Renewal Term.

The Renewal Term shall be on the same terms, covenants and conditions as contained in this Lease (as amended from time to time), except for the right to any further renewal beyond the Renewal Term, except for such provisions of the Lease as are pertinent only to the original Term, and except for the Basis Rent. The Basic Rent for the Renewal Term will be as agreed between the Landlord and the Tenant, but shall not be less than the prevailing market rates at a date which is six (6) months prior to the commencement of the Renewal Term for comparable fully improved space, used for the same or similar use, with the same or similar sales volumes, in the same or similar area of the City and in any event the Basic Rent shall not be less than the Basic Rent actually payable by the Tenant pursuant to the provisions of this Lease during the last year of the Term of this Lease.

In the event that the Landlord and the Tenant are unable to agree on the Basic Rent to be paid by the Tenant during the Renewal Term by a day which is three
(3) months prior to the expiry of the Term, then this option to renew shall be null and void and of no further force or effect, and the Tenant shall surrender the Leased Premises to the Landlord upon the expiry of the Term of this Lease.

3.   STORAGE AREA

(a) In conjunction with the Lease to the Tenant of the Leased Premises, the Landlord hereby leases to the Tenant, throughout the Term, additional premises (the "Storage Space") consisting of approximately 500 square feet of storage space located on the warehouse level of the Building. The actual area of the Storage Space shall be certified measured to BOMA standards, and the location shall be agreed upon between the Landlord and Tenant, acting reasonably. The annual rent payable by the Tenant for the Storage Space during the term of this Lease shall be calculated based on six dollars ($6.00) per square foot of the actual area of the Storage Space (measured as Retail Area).

The aforesaid rent shall be on a gross basis, meaning that there shall be no additional charge to the Tenant for Operating Costs, Taxes or utilities.

(b) The storage Space shall not be used for any purpose other than for storage incidental and ancillary to the Tenant's business conducted on the Leased Premises.

(c) All of the terms of this Lease shall apply to the Storage Space, mutatis mutandis, except where they appear pursuant to the terms hereof to be inapplicable or in conflict with the express provisions of this clause in which case the provisions of this clause shall prevail.

(d) The Tenant agrees to accept the Storage Space in "as is" condition as at the Commencement Date, and the Landlord is not obliged to perform any leasehold improvements thereto. No leasehold improvement allowance or tenant inducement whatsoever is applicable to the lease of the Storage Space.

4.   PARKING

The Tenant shall have the right to the use of up to thirty-five (35) non-reserved random parking spaces in the parking facility serving the Building. The Tenant shall pay to the operator of the parking garage or to the Landlord, as directed by the Landlord, throughout the Term of this Lease a monthly parking fee for the use of each parking space based upon the then prevailing rate being charged in the Building, as may be adjusted from time to time. Such monthly payment of the parking fee, if paid to the Landlord, shall be recoverable by the Landlord in the same manner as Additional Rent in arrears. In addition, the Tenant hereby agrees to use and occupy the parking spaces referred to above in accordance with all rules and regulations relating to the use and occupation of the parking garage by the Tenant, its employees and invitees.

5.   RIGHT OF FIRST REFUSAL

The Landlord agrees to grant to the Tenant a one time Right of First Refusal on any contiguous space adjacent to the Leased Premises coming vacant in the Building. Should the Landlord, at any time throughout the Term, receive a bona fide third party offer to lease the said premises, the Landlord shall advise the Tenant in writing, and the Tenant shall have the right to exercise its Right of First Refusal to rent the said premises on the same terms and conditions as the bona fide third party offer. The Tenant shall have a period of five (5) business days from the date of written notice from the Landlord to exercise this Right of First Refusal. In the event the Tenant does not exercise this right within the five (5) business day period, the Landlord shall be free to lease the said premises and this Right of First Refusal shall be null and void.

6.   COMMUNICATION TOWER

The Tenant shall have the right to erect a communication tower on the roof of the Building, subject to the Tenant obtaining at its sole cost and expense all requisite governmental approvals and permits, and subject to the Landlord's prior written approval, acting reasonably, on the size, style, and location of the tower. All costs associated with the installation of such tower shall be the sole expense of the Tenant, and the Tenant acknowledges that it must provide engineering drawings and specifications of such tower, including details outlining the installation of such tower for Landlord's approval, and a report from its structural engineer approving the load capacity for said tower prior to installation.

The Tenant shall throughout the Term of the Lease and any extensions or renewals thereof, maintain such communication tower in a first class and reputable manner and upon the expiration or earlier termination of this Lease shall remove the said tower and shall restore the area upon which same has been erected to its original condition. The Tenant's obligations hereunder shall survive the expiration or earlier termination of the Term of this Lease.

7.   FIXTURING ALLOWANCE

The Landlord shall pay to the Tenant a fixturing allowance (the "Fixturing Allowance") in the amount of eight dollars ($8.00) per square foot of the Rentable Area of the Leased Premises, which shall be paid to the Tenant once the following conditions have been met:

(i) the Landlord has received and approved the Tenant's architectural, structural, mechanical and electrical plans and specifications.

(ii) the Tenant's Work has been completed to the satisfaction of the Landlord in accordance with the plans and specifications approved by the Landlord, and the Tenant has provided evidence satisfactory to the Landlord that all accounts for such work have been paid, and all lien periods have expired;

(iii) the Lease has been executed by the Tenant and delivered to the Landlord; and

(iv) the Tenant has taken occupancy of the Leased Premises and has opened the Leased Premises for business.

                                  SCHEDULE "A"


                               LEGAL DESCRIPTION


               BRENTWOOD OFFICE CENTRE, BURNABY, BRITISH COLUMBIA


Block 81 "A" of District Lot 124

Group 1

Plan 3348

Except the West 150 Feet New Westminister District

                                  SCHEDULE "B"


                                     [MAP]














          1st FLOOR                     NOT TO SCALE                   OCT.  /94

[LOGO]

           Counsel Management
             Services Inc.
          #224-4370 Dominion St.               BRENTWOOD OFFICE CENTER
             Burnaby, B.C.                  4664 LOUGHEED HWY. BURNABY, B.C.
           PH:  (604) 451-9727
           Fax: (604) 451-9728


Seeton Shinkewski Design Group Ltd.  855 - 409 Granville Street Vancouver,
B.C. V6C 1T2    Phone 685-4301    Fax 684-0336

                                  SCHEDULE "C"

                          LANDLORD'S AND TENANT'S WORK

                        CONSTRUCTION OF LEASED PREMISES

LANDLORD'S OBLIGATION

The Landlord shall at its cost and expense complete all items of work listed herein as "Landlord's Work" with all such work to be done in accordance with building code, and the Tenant's plans and specifications approved by the Landlord. Any work in addition to any of the items specifically enumerated as Landlord's Work shall be performed by the Tenant at its own cost and expense. Any equipment or work other than those items specifically enumerated as Landlord's Work which the Landlord installs or constructs in the Leased Premises on the Tenant's behalf shall be paid for by the Tenant as Additional Rent within fifteen (15) days after receipt of a bill therefore, at cost plus fifteen percent (15%) for overhead and supervision.

LANDLORD'S WORK

1.   SITE WORK, PARKING AND LANDSCAPING

     As existing.

2.   STRUCTURAL FRAME, EXTERNAL WALLS AND ROOF

     As existing.

3.   DEMISING WALLS

     As existing.

4.   FLOORS

     As existing.

5.   CEILING

     As existing.

6.   PLUMBING

     As existing.

7.   ELECTRICAL

     As existing.

8.   TELEPHONE

     As existing.

9.   HEATING AND AIR CONDITIONING

     As existing.

Schedule "C" Continued
Page 2

TENANT'S OBLIGATION

The Tenant shall at its cost and expense complete or cause the completion of all items of work described as Tenant's Work herein prior to the Commencement Date in accordance with the plans and specifications which have been submitted to and approved by the Landlord. All work performed by the Tenant with respect to the Leased Premises shall:

     (a) be done in accordance with the design criteria set down by the Landlord or its authorized representatives with respect to the external and internal appearance of the Leased Premises;

     (b)  be done as expeditiously as reasonably possible;

     (c) be done in such a manner as will not interfere unreasonably with work being done by the Landlord upon the Leased Premises or any other portion of the Shopping Centre;

     (d) be done in compliance with such reasonable rules and regulations as the Landlord or its agents or contractors may make;

     (e) be carried out by competent workers under the supervision of one or more professional contractor(s) and designer(s), who shall be subject to prior written approval of the Landlord (such approval not to be unreasonably withheld or delayed), and be subject to the reasonable supervision of the Landlord or its agents or contractors;

     (f)  be done at the risk of the Tenant.

TENANT'S WORK

1.   INTERIOR FINISHING

     The Landlord will be responsible for all interior partitions, ceilings, interior painting, and decorating. The Tenant will install at its own expense all floor coverings. The Tenant shall be responsible for all store fixtures and furnishings.

2.   LIGHTING AND ELECTRICAL

     The landlord will provide at its own cost all lighting receptacles, telephone outlets, lighting and electrical fixtures including exit signs, appliances, and any other equipment. The Tenant will also provide hookups for any special equipment (if any) including reheat coils, exhaust fans, makeup units, hot water tank, electrical heater motor, compressors, communication and computer equipment, etc. The Tenant will also be responsible for all necessary wiring for the aforementioned work from the electrical panel supplied by the Landlord.

3.   PLUMBING

     The Tenant shall be responsible for installation of all plumbing equipment, fixtures and lines required for the Premises and installation of the Tenant's kitchen equipment (if any) within the Leased Premises connecting to the plumbing and drainage systems provided by the Landlord. All installations of water closets, wash basins, miscellaneous equipment and plumbing pertaining thereto and all furnishings of the said kitchen equipment will be carried out by the Tenant in accordance with building code at the Tenant's cost. Additional water and drainage lines as may be required for such installations will be brought by the Landlord to the Leased Premises at the Tenant's expense.

4.   HEATING, VENTILATION AND AIR-CONDITIONING

5.   FIRE PROTECTION

6.   TELEPHONE

     The Tenant will be responsible for the installation of the telephone system as required by the Tenant, distributed from the terminal outlet supplied by the Landlord.

7.   ADDITIONAL REQUIREMENTS

     Any requirements by the Tenant in addition to those specified as the Landlord's Work shall be provided at the Tenant's own cost.

8.   DRAWINGS AND SPECIFICATIONS

     The Tenant shall prepare and submit to the Landlord or its Architect or Engineer for approval, complete drawings and specifications prepared by qualified designers and conforming to good engineering and construction practice, including ceiling finishes, floor coverings and any special equipment or installations, all water, sewage, electrical, heating, ventilation, and air-conditioning ducting (except to the extent provided by the Landlord), and such other items of the Tenant's Work as the Landlord may request. The Landlord shall notify the Tenant of its approval thereof or of all the specific changes required by it and the Tenant shall then promptly prepare and submit to the Landlord or its Architect or Engineer within ten (10) days next following, complete drawings and specifications within the times hereinbefore provided.

     No work for which drawings and specifications are required shall be commenced until such drawings and specifications have been approved in advance in writing by the Landlord. No items of the Tenant's Work shall be commenced until the Tenant has secured approval thereof from all governmental authorities having jurisdiction and submitted proof of such approval to the Landlord.

9.   PERMITS AND APPROVALS

     The Tenant shall obtain all permits and approvals for the Tenant's Work and also all permits and approvals required for the business use for which the Tenant proposes to utilize the Leased Premises, and any other permits, licenses and permissions needed to lawfully conduct the Tenant's business. All fees and other expenses associated with the obtaining of any necessary approvals, permits and licenses hereunder shall be borne by the Tenant. Upon completion of the Tenant's Work, the Tenant shall also secure all applicable certificates of completion and occupancy.

10.  TENANT'S INSURANCE

     Tenant shall obtain and provide the Landlord or its General Contractor with proof of insurance coverage in amounts satisfactory to the Landlord of Tenant's legal liability insurance, comprehensive general liability insurance and insurance for Tenant's improvements prior to commencing any work in the Leased Premises. The Tenant shall ensure fire protection devices are available during the carrying out of the Tenant's Work.

Schedule "C" Continued
Page 4


11.  TENANT'S CONTRACTORS

     The Tenant shall retain competent interior designers (as may be appropriate), who shall be duly licensed in the Province of Alberta where required, in connection with the design of the Tenant's Work and the preparation of the plans required to be submitted by the Tenant herein.

     The Tenant may elect to use any contractor of his choice to perform his work providing prior approval is received from the Landlord. In any case, the Tenant will enter into his own contractual agreement with the contractor of his choice and indemnifies the Landlord that the contractor carries the necessary insurance and has taken out the necessary permits.

     It is the Tenant's sole responsibility to pay its contractors for their work, and to ensure payment of all sub-contractors and suppliers. Upon demand by the Landlord, the Tenant shall produce proof of such payment satisfactory to the Landlord (which may be in the form of a Statutory Declaration endorsed by all contractors and sub-contractors).

12.  GENERAL PROVISIONS

     The following provisions are in addition to, and do not waive the provisions of any general covenants between the Tenant and the Landlord as may be contained in the Lease:

     (a) All work by the Tenant within the Leased Premises shall be completed in new or like new materials. Materials and workmanship shall be of a uniformly high quality and used and/or performed in accordance with the very best standards of practice and shall not be in contravention of any governing codes or regulations and shall be subject to the approval of the Landlord and/or its Architect.

     (b) Under no circumstances will the Tenant, its employees, its contractors or its contractors' employees enter onto any roof of the Centre or make any opening in the roof.

     (c) The Tenant and his contractor(s) shall not impose a greater load on any concrete floor than the design live load of 100 pounds per square foot uniformly distributed. No unusual loads may be suspended from the underside of roof structure, without the Landlord's written approval.

     (d) During the Tenant's Fixturing Period the Tenant shall maintain the Leased Premises in a reasonably clean and orderly manner and shall be responsible for the cost of removing from the Centre all excess materials, trash and cartons resulting from Tenant's Work and stocking of the Leased Premises. Should the Tenant fail to regularly clean up construction material, trash and cartons, the Landlord may remove such materials and charge the costs to the Tenant. Final clean up shall include the cleaning of the light fixtures, millwork units, store front and public spaces affected by the work.

     (e) The Tenant shall not allow any liens or notices thereof to be placed against the Leased Premises or the Centre. Failure to discharge any liens or notices thereof within five (5) days of notice by the Landlord to do so, shall constitute a default under the Lease.

     (f) The Landlord will not allow the Tenant's contractor to jackhammer floors, tie into main electrical or mechanical services, cut holes in the roof or do any other structural work and, therefore, some of the work shown on the Tenant's plans may be required to be completed by the Landlord's contractor even though the Tenant has arranged to use his own contractors for the majority of the work. Any work done by the Landlord's contractor will be backcharged to the Tenant.

     (g) All floor slabs for the Leased Premises have been poured prior to the commencement of Tenant's Work. The Landlord shall have no responsibility to the Tenant for the cost of installation of under-floor requirements, all of which shall in any event be completed on a basis satisfactory to the Landlord. All coring to be done after regular Centre hours so as not to disturb existing tenants.

Schedule "C" Continued
Page 5


     (h) Any damage caused by the Tenant or any of its employees, contractors, or its subtrades to any work of the Landlord's contractor or any property of the Landlord or other tenants will be repaired to the satisfaction of the Landlord at the Tenant's expense.

     (i) The Tenant will be entirely responsible for the security of the Leased Premises during construction of the Tenant's Work and shall take all necessary steps to secure the Leased Premises, and the Landlord shall have no liability for any loss or damage to or theft of the Tenant's building materials, equipment or supplies, or tools, supplies and equipment of the Tenant's contractor.

     (j) The Tenant's contractors shall be subject to and comply with all rules, regulations and direction which may be imposed by the Landlord's contractors or the Landlord with respect to construction related matters from time to time.

     (k) The opinion in writing of the Landlord's Architect or Engineer shall be binding on both the Landlord and the Tenant respecting all matters of dispute regarding the Landlord's Work and the Tenant's Work including the state of completion and whether or not such work is completed in a good and workmanlike manner.

                                  SCHEDULE "D"

                          METHOD OF FLOOR MEASUREMENT

     The following sets out the various methods of measuring areas in the Building.

(A)  Office Area -- Single Tenancy Floors

     The Rentable Area of a floor in the Building occupied by a single tenant shall be calculated by measuring the area within the inside face of the glass (whether or not the glass extends to the floor) in the permanent exterior building walls. It shall include all space within the said area except the Atrium (if any), stairwells (unless installed for the exclusive benefit of a tenant occupying leased premises on more than one floor of the Building), elevator shafts, flues, stacks, pipe shafts,vertical ducts, other vertical risers which penetrate the floor and the walls enclosing such excepted areas. No deduction shall be made for washrooms, janitor closets, air-conditioning rooms, fan rooms, electrical, telephone or other rooms and closets within and servicing only that floor or servicing a single tenant on more than one floor, corridors, elevator lobbies, service elevator lobbies, any enclosures on the perimeter of the Building used for the purposes of cooling, heating or ventilating or for any columns or projections forming part of the Structure of the Building.

(B)  Office Area -- Multiple Tenancy Floors

     The Rentable Area of leasable premises on a multiple tenancy floor shall be the Usable Area of such leasable premises multiplied by a fraction, the numerator of which shall be the Rentable Area of that floor calculated on the basis of a single tenancy, and the denominator of which shall be the sum of the Usable Areas of all leased premises on that floor.

     The Usable Area of leasable premises on a multiple tenancy floor shall be calculated by measuring the area within the inside face of the glass (whether or not the glass extends to the floor) in the permanent exterior building walls, the interior face of permanent interior building walls, the corridor face of walls separating the leasable premises from common corridors and the centre of partitions separating the leasable premises from adjoining leasable premises, excluding the Atrium (if any) but including any enclosures on the perimeter of the Building used for the purposes of cooling, heating or ventilating and all columns or projections forming part of the Structure of the Building.

(C)  Retail Area

     The Rentable Area of leasable premises in the Retail Area shall be calculated by measuring the area enclosed by the inside face of the glass (whether or not the glass extends to the floor (in the permanent exterior buildings walls, the interior face of permanent interior building walls, the centre of partitions separating the leasable premises from adjoining leasable premises and the predetermined lease line where the leasable premises face onto an interior public corridor or lobby area. No deduction shall be made for vestibules inside the permanent exterior building walls or the predetermined lease line, enclosures on the perimeter of the leasable premises used for the purpose of cooling, heating or ventilating and columns or projections forming part of the Structure of the Building. Furthermore, if the store front is recessed from the lease line, the area of such recess shall for all purposes lie within the Rentable Area of such premises.

(D)  Atrium

     Where it is necessary to deduct the area of the Atrium on any floor within the Building, the area to be deducted shall be the area of the void measured to the edge of the surrounding floor slab.

(E)  Multi-floor Leased Premises

     If a particular tenant's leasable premises include the whole or part of more than one floor of the Building then that part of the leasable premises on each floor shall be measured separately in accordance with the above provisions and the Rentable Area of the tenant's leasable premises shall be the aggregate of the Rentable Area of its premises on each floor of the Building.

(F)  Rentable Area of the Building

     The Rentable Area of the Building shall be the aggregate of the Rentable Area of each floor of the Office Area calculated on the basis that each such floor is a single tenancy floor together with the Rentable Area of each of the premises in the Retail Area which are designated or intended by the Landlord to be leased from time to time.

     The Rentable Area of the Building shall:

     (a) exclude the main telephone, mechanical, electrical and other utility rooms and enclosures, the management office for the Building, public lobbies and walkways in the Retail Area, all Storage Areas and Parking Areas; and

     (b) be adjusted from time to time to reflect any changes, additions or improvements to the Building.

                                  SCHEDULE "E"

                             RULES AND REGULATIONS

(a) The Tenant will not place or permit any debris, garbage, trash or refuse to be placed or left in or upon any part of the Building outside of the Leased Premises.

(b) The Landlord will permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during Normal Business Hours of the main entrance and the stairways, corridors, elevators, if any, or other mechanical means of access leading to the Leased Premises. At time other than during Normal Business Hours the Tenant and its employees will have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and will be required to identify themselves satisfactorily and to register in any book which may at the Landlord's option be kept by the Landlord for that purpose. In no event will the Tenant be permitted to move in or out of the Leased Premises during Normal Business Hours.

(c) The Landlord will permit the Tenant and its employees to use the washrooms on the Tenant's floor of the Building.

(d) The Tenant will permit access to the Leased Premises for window cleaners to clean the windows of the Leased Premises during Normal Business Hours.

(e) The sidewalks, entrances, passages, elevators and staircases will not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Leased Premises or the Building.

(f) The Tenant, its agent, servants, contractors, invitees or employees, will not bring in or take out, position, construct, install or move any safe or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the written consent of the Landlord. The Landlord will have the right to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute weight. All damage done to the Building by moving or using any heavy equipment or other office equipment or furniture will be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture will occur only by prior arrangement with the Landlord. No Tenant will employ anyone to do its moving in the Building other than stafff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving will be paid by the Tenant. Safes and other heavy office equipment and machinery will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

(g) The Tenant will not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord.

(h) The Tenant will not permit any cooking or any heating of any food or liquids in the Leased Premises without the written consent of the Landlord.

(i) Canvassing, soliciting and peddling in or about the Building are prohibited.

(j) The Tenant will not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or elsewhere in the Building.

(k) The Tenant will not permit or allow any odours, vapours, steam, water, vibrations, noises or other undesirable effects to emanate from the Leased Premises or any equipment or installation therein, which in the Landlord's opinion, are objectionable or cause any interference with the safety, comfort or convenience of the Building by the Landlord or the occupants and tenants thereof or their agents, servants, invitees or employees.

(l) The Tenant will use only the Building standard window blinds as determined by the Landlord and will not install or permit to be installed on or adjacent to the windows in the Leased Premises any other window coverings or shades of any type whatsoever whether or not visible from the outside of the Building, including, without limitation, drapes, curtains, blinds or shades.

(m) The Tenant shall not receive or ship fixtures, equipment or articles of any kind whatsoever except through facilities, doors and elevators designated by the Landlord and at hours prescribed by the Landlord and under the supervision of the Landlord, its agents or employees.

(n) The Tenant will, at its expense, comply with any waste management, disposal and recycling requirements of both the Landlord and any applicable governmental authorities.

                                  SCHEDULE "F"

                           APPLICATION FOR AGREEMENT

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HEAD OFFICE OR PROPRIETOR'S NAME          ACCOUNT RECEIVABLE NUMBER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STORE NAME AND NUMBER    DATE OF LEASE    MONTHLY CHARGES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STORE ADDRESS                             DATE OF LAST PAYMENT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HEAD OFFICE ADDRESS                       BANK ACCOUNT NUMBER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TRANSIT NUMBER                            BANK AND BRANCH
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NAME IN WHICH ACCOUNT STANDS IN BANK RECORDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SIGNING OFFICER SIGNATURE
-------------------------------------------------------------------------------

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                      REQUEST FOR PRE-AUTHORIZED PAYMENTS


I authorize _________________________________________ (hereinafter referred to as the "Company") and/or ______________________________to debit the account of the undersigned maintained with the financial institution indicated above, monthly, in accordance with the PAYMENT AUTHORIZATION below, for the purpose of paying monthly rentals as noted above.


"PLEASE ENCLOSE AN UNSIGNED SAMPLE CHEQUE FROM YOUR BANK OR TRUST COMPANY"
--------------------------------------------------------------------------


                        AUTHORIZATION TO HONOUR PAYMENTS
                        --------------------------------

NAME OF BANK_______________________________________________________________

ADDRESS____________________________________________________________________

You are hereby requested and authorized to pay and debit my/our account at your office, or at another branch of your institution if it is transferred there; all cheques drawn on you on my behalf and made payable to the Company or drawn on you by _____________________________________; and all amounts specified on any magnetic or computer produced paper tapes requesting you to pay the Company or ___________________________________.

In consideration of your acting as aforesaid, it is agreed that your treatment of each cheque and/or tape and your rights with respect to it shall be the same as if it were signed by the undersigned personally, authorizing and requesting you to pay and credit such amount to the said Company or _____________________, debiting my account and failure to pay shall give no liability on your part, regardless of the loss or damage.

If the financial institution indicated above is not a bank in which THE BANK ACT OF CANADA applies, "cheque" as used in this authorization shall include an "Order" that would be a cheque within the meaning of section 165 if THE BILLS OF EXCHANGE ACT (CANADA).

Any delivery of this authorization to you will constitute delivery by the undersigned.

(The signature appearing below must be the same as the signature appearing in the signature file of the financial institution identified above.)

DATE: ______________________________ 19_______   ___________________________

AUTHORIZED SIGNATURE(S)